UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02145

LORD ABBETT BOND-DEBENTURE FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2020

Item 1: Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Bond Debenture Fund

For the fiscal year ended December 31, 2020

Table of Contents

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

9	Schedule of Investments

49	Statement of Assets and Liabilities

51	Statement of Operations

52	Statements of Changes in Net Assets

54	Financial Highlights

58	Notes to Financial Statements

75	Report of Independent Registered Public Accounting Firm

76	Supplemental Information to Shareholders

Lord Abbett Bond Debenture Fund
Annual Report

For the fiscal year ended December 31, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Bond Debenture Fund for the fiscal year ended December 31, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2020, the Fund returned 7.60%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index,1 which returned 7.51% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final months of 2019, U.S. President Donald Trump signed a

“phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0–0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions and further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the U.S. Supreme Court vacancy, increased COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential election, while the Republican Party narrowed the Democratic majority in the House. Soon after, Pfizer/BioNTech, Moderna, and AstraZeneca each announced a COVID-19 vaccine with greater than 90% efficacy rate. In December, as expected, the Food and Drug Administration (FDA) granted emergency use authorization for the Pfizer/BioNTech and Moderna vaccines. Monetary and fiscal policy remained largely supportive, as the Fed maintained interest rates near zero in its December meeting and noted that it would continue its monthly pace of at least $120 billion of asset purchases until “substantial further progress has been made toward the Committee’s maximum employment and price stability goals”. Additionally, Congress passed a fifth COVID-19 relief package, worth roughly $900 billion, with approximately $325 billion in small business relief.

The Fund takes a flexible, multi-sector approach, which emphasizes credit sensitive sectors of the market, compared to its benchmark, which is largely comprised of U.S. Treasuries and government-related securities. The Fund benefited from an allocation to equity during the period, specifically equity-related securities tied to innovative companies in the information technology and health care sectors. The asset class’s return profile was advantageous during the market recovery, which began in late-March. Additionally, the Fund’s underweight allocation to mortgage backed securities (MBS) contributed to relative performance, as MBS underperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the period. The allocation to high yield bonds contributed meaningfully to relative performance as the Fund had exposure to many high-performing investments throughout the year, particularly in the energy and communications industries.

The Fund’s modest allocations to bank loans and collateralized loan obligations (CLOs) detracted from relative performance during the period. The asset classes faced pronounced outflows and a negative technical backdrop. The Fund’s modest allocation to sovereign bonds was also a relative detractor during the year.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included.

The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index and the ICE BofA U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended December 31, 2020

	1 Year	5 Years	10 Years	Life of Class
Class A3	5.14%	7.08%	6.24%	–
Class C4	5.77%	6.88%	5.81%	–
Class F5	7.57%	7.65%	6.63%	–
Class F3[6]	7.77%	–	–	6.39%
Class I5	7.69%	7.77%	6.74%	–
Class P5	7.25%	7.39%	6.41%	–
Class R2[5]	7.17%	7.14%	6.12%	–
Class R3[5]	7.16%	7.23%	6.22%	–
Class R4[7]	7.41%	7.51%	–	5.89%
Class R5[7]	7.70%	7.80%	–	6.17%
Class R6[7]	7.91%	7.85%	–	6.24%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2020 is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 through December 31, 2020).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/20 – 12/31/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	7/1/20	12/31/20	7/1/20 – 12/31/20
Class A
Actual	$1,000.00	$1,109.30	$4.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.22	$3.96
Class C
Actual	$1,000.00	$1,105.40	$7.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.20
Class F
Actual	$1,000.00	$1,108.60	$3.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.72	$3.46
Class F3
Actual	$1,000.00	$1,109.80	$2.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.62	$2.54
Class I
Actual	$1,000.00	$1,109.50	$3.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.22	$2.95
Class P
Actual	$1,000.00	$1,107.10	$5.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.23
Class R2
Actual	$1,000.00	$1,107.10	$6.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.99
Class R3
Actual	$1,000.00	$1,106.40	$5.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.48
Class R4
Actual	$1,000.00	$1,109.00	$4.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.96	$4.22
Class R5
Actual	$1,000.00	$1,109.40	$3.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.22	$2.95
Class R6
Actual	$1,000.00	$1,111.30	$2.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.62	$2.54

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.78% for Class A, 1.42% for Class C, 0.68% for Class F, 0.50% for Class F3, 0.58 % for Class I, 1.03% for Class P, 1.18% for Class R2, 1.08% for Class R3, 0.83% for Class R4, 0.58% for Class R5 and 0.50% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2020

Sector*	%**
Agency	0.16%
Asset Backed	2.47%
Automotive	3.76%
Banking	5.47%
Basic Industry	4.98%
Capital Goods	4.42%
Consumer Goods	5.04%
Energy	8.40%
Financial Services	1.91%
Foreign Government	3.36%
Healthcare	7.18%
Insurance	2.00%
Leisure	6.17%
Media	5.26%
Mortgage Backed	3.41%
Municipal	2.95%
Real Estate	1.35%
Retail	5.63%
Services	2.59%
Technology & Electronics	8.58%
Telecommunications	4.52%
Transportation	3.42%
Utilities	5.38%
Money Market Fund(a)	0.11%
Time Deposit(a)	0.01%
Repurchase Agreement	1.47%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

Schedule of Investments

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 97.75%

ASSET-BACKED SECURITIES 3.08%

Automobiles 0.04%
ACC Trust 2018-1 C†	6.81%		2/21/2023	$2,509	$2,520,144
Mercedes-Benz Auto Lease Trust 2018-B A3	3.21%		9/15/2021	986	987,848
Mercedes-Benz Auto Lease Trust 2019-A A3	3.10%		11/15/2021	4,804	4,823,935
TCF Auto Receivables Owner Trust 2016-1A B†	2.32%		6/15/2022	591	591,200
Total					8,923,127

Credit Cards 0.09%
Perimeter Master Note Business Trust 2019-2A A†	4.23%		5/15/2024	16,717	17,321,788

Other 2.95%
AMMC CLO XII Ltd. 2013-12A DR†	2.906% (3 Mo. LIBOR + 2.70%	)#	11/10/2030	3,859	3,584,533
AMMC CLO XIII Ltd. 2013-13A A2LR†	1.915% (3 Mo. LIBOR + 1.70%	)#	7/24/2029	3,440	3,431,424
Apex Credit CLO LLC 2017-2A B†	2.089% (3 Mo. LIBOR + 1.85%	)#	9/20/2029	7,197	7,207,670
Apex Credit CLO Ltd. 2016-1A AS1R†	1.517% (3 Mo. LIBOR + 1.30%	)#	10/27/2028	4,895	4,898,571
Apidos CLO XXIII 2015-23A AR†	1.457% (3 Mo. LIBOR + 1.22%	)#	4/15/2033	4,000	3,994,889
Bain Capital Credit CLO Ltd. 2017-2A BR†	2.015% (3 Mo. LIBOR + 1.80%	)#	7/25/2030	7,000	7,008,719
Battalion CLO VII Ltd. 2014-7A CRR†	3.148% (3 Mo. LIBOR + 2.93%	)#	7/17/2028	1,831	1,791,745
Battalion CLO XV Ltd. 2019-16A B†	2.218% (3 Mo. LIBOR + 2.00%	)#	12/19/2032	23,286	23,292,998
Benefit Street Partners CLO XIX Ltd. 2019-19A B†	2.237% (3 Mo. LIBOR + 2.00%	)#	1/15/2033	7,922	7,936,139
Carlyle US CLO Ltd. 2019-4A B†	2.937% (3 Mo. LIBOR + 2.70%	)#	1/15/2033	15,609	15,701,149
Cedar Funding VI CLO Ltd. 2016-6A BR†	1.818% (3 Mo. LIBOR + 1.60%	)#	10/20/2028	2,600	2,593,472
Cedar Funding VI CLO Ltd. 2016-6A DR†	3.218% (3 Mo. LIBOR + 3.00%	)#	10/20/2028	7,699	7,539,151
CIFC Funding Ltd. 2013-2A A2LR†	1.818% (3 Mo. LIBOR + 1.60%	)#	10/18/2030	11,000	11,000,455
Galaxy XXI CLO Ltd. 2015-21A AR†	1.238% (3 Mo. LIBOR + 1.02%	)#	4/20/2031	5,311	5,262,208

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Greywolf CLO III Ltd. 2020-3RA A1R†	1.506% (3 Mo. LIBOR + 1.29%	)#	4/15/2033	$20,101	$20,170,610
Greywolf CLO VII Ltd. 2018-2A A1†	1.398% (3 Mo. LIBOR + 1.18%	)#	10/20/2031	10,000	9,996,712
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	2.365% (3 Mo. LIBOR + 2.15%	)#	7/25/2027	5,476	5,460,294
Halcyon Loan Advisors Funding Ltd. 2017-2A A2†	1.918% (3 Mo. LIBOR + 1.70%	)#	1/17/2030	9,320	9,345,625
Harbor Park CLO Ltd. 2018-1A D†	3.118% (3 Mo. LIBOR + 2.90%	)#	1/20/2031	4,560	4,427,968
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	37,421	40,130,494
Jamestown CLO VII Ltd. 2015-7A BR†	1.865% (3 Mo. LIBOR + 1.65%	)#	7/25/2027	12,548	12,311,918
Kayne CLO 5 Ltd. 2019-5A A†	1.565% (3 Mo. LIBOR + 1.35%	)#	7/24/2032	38,000	38,051,638
Kayne CLO 7 Ltd. 2020-7A A1†	1.418% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	47,944	47,826,341
KKR CLO 9 Ltd. 9 B1R†	1.987% (3 Mo. LIBOR + 1.75%	)#	7/15/2030	6,340	6,340,917
KVK CLO Ltd. 2013-A BR†	1.679% (3 Mo. LIBOR + 1.45%	)#	1/14/2028	3,567	3,537,942
Marble Point CLO XVII Ltd. 2020-1A A†	1.518% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	29,415	29,398,588
Marble Point CLO XVII Ltd. 2020-1A B†	1.988% (3 Mo. LIBOR + 1.77%	)#	4/20/2033	9,348	9,374,098
Mariner CLO Ltd. 2017-4A D†	3.265% (3 Mo. LIBOR + 3.05%	)#	10/26/2029	6,254	6,156,378
Mountain View CLO 2017-1A BR†	1.98% (3 Mo. LIBOR + 1.75%	)#	10/16/2029	11,046	11,052,805
Mountain View CLO X Ltd. 2015-10A BR†	1.574% (3 Mo. LIBOR + 1.35%	)#	10/13/2027	13,725	13,526,278
Neuberger Berman Loan Advisers CLO Ltd. 2019-35A A1†	1.558% (3 Mo. LIBOR + 1.34%	)#	1/19/2033	12,300	12,338,461
Northwoods Capital 20 Ltd. 2019-20A C†	3.015% (3 Mo. LIBOR + 2.80%	)#	1/25/2030	14,954	14,961,972
Octagon Investment Partners 29 Ltd. 2016-1A AR†	1.395% (3 Mo. LIBOR + 1.18%	)#	1/24/2033	15,000	14,963,061
Octagon Investment Partners 48 Ltd. 2020-3A A†	1.732% (3 Mo. LIBOR + 1.50%	)#	10/20/2031	35,000	35,128,761
Octagon Investment Partners XI 2012 1A A2R†	2.137% (3 Mo. LIBOR + 1.90%	)#	7/15/2029	6,105	6,120,198

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
OZLM Funding III Ltd. 2013-3A A2AR†	2.166% (3 Mo. LIBOR + 1.95%	)#	1/22/2029	$15,000	$15,018,326
Palmer Square Loan Funding Ltd. 2018-1A A2†	1.287% (3 Mo. LIBOR + 1.05%	)#	4/15/2026	9,660	9,557,003
Palmer Square Loan Funding Ltd. 2018-1A B†	1.637% (3 Mo. LIBOR + 1.40%	)#	4/15/2026	5,069	4,969,390
Parallel Ltd. 2017-1A A1R†	1.248% (3 Mo. LIBOR + 1.03%	)#	7/20/2029	5,000	4,973,355
Planet Fitness Master Issuer LLC 2018-1A A2I†	4.262%		9/5/2048	17,633	17,671,277
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	22,042	22,059,224
Planet Fitness Master Issuer LLC 2019-1A A2†	3.858%		12/5/2049	14,088	13,338,556
Regatta VI Funding Ltd. 2016-1A DR†	2.918% (3 Mo. LIBOR + 2.70%	)#	7/20/2028	2,216	2,148,162
Regatta XVI Funding Ltd. 2019-2A B†	2.287% (3 Mo. LIBOR + 2.05%	)#	1/15/2033	31,200	31,241,964
Sound Point CLO XI Ltd. 2016-1A DR†	3.168% (3 Mo. LIBOR + 2.95%	)#	7/20/2028	6,840	6,675,813
THL Credit Wind River CLO Ltd. 2017-1A B†	1.918% (3 Mo. LIBOR + 1.70%	)#	4/18/2029	9,200	9,156,096
THL Credit Wind River CLO Ltd. 2018-3A D†	3.168% (3 Mo. LIBOR + 2.95%	)#	1/20/2031	1,264	1,223,002
West CLO Ltd. 2014-2A BR†	1.98% (3 Mo. LIBOR + 1.75%	)#	1/16/2027	4,541	4,533,091
Total					598,429,441
Total Asset-Backed Securities (cost $622,158,702)					624,674,356

				Shares (000)

COMMON STOCKS 10.76%

Advertising 0.32%
Snap, Inc. Class A*				1,280	64,094,257

Air Transportation 0.38%
Hawaiian Holdings, Inc.				1,846	32,674,501
JetBlue Airways Corp.*				3,006	43,711,646
Total					76,386,147

Auto Parts & Equipment 0.03%
Chassix Holdings, Inc.				607	5,159,985

Automakers 0.46%
Ferrari NV (Italy)(a)				229	52,493,060

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2020

Investments	Shares (000)	Fair Value
Automakers (continued)
Harley-Davidson, Inc.	1,122	$41,159,270
Total		93,652,330

Banking 0.64%
East West Bancorp, Inc.	487	24,703,681
South State Corp.	459	33,193,002
SVB Financial Group*	184	71,239,717
Total		129,136,400

Beverages 0.27%
Boston Beer Co., Inc. (The) Class A*	30	29,858,529
Brown-Forman Corp. Class B	308	24,483,503
Total		54,342,032

Diversified Capital Goods 0.56%
Enphase Energy, Inc.*	516	90,620,955
Trane Technologies plc (Ireland)(a)	157	22,813,491
Total		113,434,446

Electronics 1.03%
Advanced Micro Devices, Inc.*	735	67,427,668
Amphenol Corp. Class A	269	35,179,484
Roku, Inc.*	217	72,022,775
Trimble, Inc.*	525	35,069,340
Total		209,699,267

Energy: Exploration & Production 0.15%
Continental Resources, Inc.(b)	1,266	20,634,268
Oasis Petroleum, Inc.*	280	10,362,680
Total		30,996,948

Food: Wholesale 0.10%
Performance Food Group Co.*	431	20,497,057

Gaming 0.15%
Wynn Resorts Ltd.	268	30,288,875

Hotels 0.10%
Hilton Worldwide Holdings, Inc.	190	21,106,467

Investments & Miscellaneous Financial Services 0.11%
MarketAxess Holdings, Inc.	38	21,559,751

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Shares (000)		Fair Value
Machinery 0.42%
Generac Holdings, Inc.*		184	$41,782,494
Graco, Inc.		311	22,514,307
Toro Co. (The)		232	21,970,919
Total			86,267,720

Managed Care 0.09%
BioNTech SE ADR*(b)		230	18,755,959

Media: Content 0.02%
ION Media Networks, Inc.		4	3,716,975	(c)

Media: Diversified 0.28%
Walt Disney Co. (The)*		316	57,260,308

Medical Products 0.58%
Align Technology, Inc.*		103	55,041,674
IDEXX Laboratories, Inc.*		124	62,080,855
Total			117,122,529

Metals/Mining (Excluding Steel) 0.16%
Freeport-McMoRan, Inc.		1,244	32,371,664

Miscellaneous 0.02%
UTEX Industries, Inc.		114	4,140,930

Personal & Household Products 0.16%
Gibson Brands, Inc.		107	12,560,985	(d)
Pola Orbis Holdings, Inc.(e)	JPY	990	20,103,472
Remington Outdoor Co., Inc.		164	–	(c)
Revlon, Inc. Class A		1,798	392,957
Total			33,057,414

Pharmaceuticals 0.43%
Acceleron Pharma, Inc.*		380	48,649,185
Mirati Therapeutics, Inc.*		176	38,735,051
Total			87,384,236

Real Estate Development & Management 0.42%
CoStar Group, Inc.*		61	56,717,518
Innovative Industrial Properties, Inc.		160	29,291,094
Total			86,008,612

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2020

Investments	Shares (000)	Fair Value
Real Estate Investment Trusts 0.10%
CBRE Group, Inc. Class A*	312	$19,543,740

Recreation & Travel 0.25%
Vail Resorts, Inc.	179	49,836,762

Restaurants 0.49%
Shake Shack, Inc. Class A*(b)	1,184	100,344,675

Software/Services 1.95%
Airbnb, Inc. Class A*	2	349,237
DocuSign, Inc.*	133	29,609,915
Five9, Inc.*	336	58,617,584
Match Group, Inc.*	152	22,929,475
MongoDB, Inc.*	84	29,987,739
Pinduoduo, Inc. ADR*	219	38,828,535
Pinterest, Inc. Class A*	1,448	95,441,191
RingCentral, Inc. Class A*	77	29,058,283
Spotify Technology SA (Sweden)*(a)	62	19,614,331
Take-Two Interactive Software, Inc.*	105	21,789,067
Trade Desk, Inc. (The) Class A*	24	19,386,603
Veeva Systems, Inc. Class A*	110	30,026,453
Total		395,638,413

Specialty Retail 0.13%
Claires Holdings LLC	15	3,317,207
SiteOne Landscape Supply, Inc.*	140	22,277,838
Total		25,595,045

Support: Services 0.46%
Bright Horizons Family Solutions, Inc.*	123	21,316,520
TopBuild Corp.*	112	20,696,114
Uber Technologies, Inc.*	1,022	52,118,634
Total		94,131,268

Telecommunications: Wireless 0.28%
QUALCOMM, Inc.	375	57,132,832

Theaters & Entertainment 0.11%
Live Nation Entertainment, Inc.*	301	22,088,749

Transportation: Infrastructure/Services 0.00%
ACBL Holdings Corp.	45	897,940	(d)

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments				Shares (000)	Fair Value
Trucking & Delivery 0.11%
AMERCO				51	$23,151,960
Total Common Stocks (cost $1,852,495,047)					2,184,801,693

	Interest Rate		Maturity Date	Principal Amount (000)

CONVERTIBLE BOND 0.27%

Automakers
Tesla, Inc. (cost $37,103,423)	2.00%		5/15/2024	$4,827	54,892,161

FLOATING RATE LOANS(f) 4.51%

Aerospace/Defense 0.06%
Alloy Finco Limited 2020 USD Term Loan B2 (Jersey)(a)	8.50% (1 Mo. LIBOR + 6.50%	)	3/6/2024	8,103	7,636,860
Alloy Finco Limited USD Holdco PIK Term Loan PIK 13.50% (Jersey)(a)	0.50%		3/6/2025	12,335	5,160,314
Total					12,797,174

Air Transportation 0.29%
American Airlines, Inc. 2017 Incremental Term Loan	2.159% (1 Mo. LIBOR + 2.00%	)	12/15/2023	33,635	30,409,332
American Airlines, Inc. Repriced TL B due 2023	–	(g)	4/28/2023	11,261	10,207,603
JetBlue Airways Corporation Term Loan	6.25% (3 Mo. LIBOR + 5.25%	)	6/17/2024	17,101	17,624,441
Total					58,241,376

Cable & Satellite Television 0.13%
Cablevision Lightpath LLC Term Loan B	3.75% (3 Mo. LIBOR +3.25%	)	1/24/2028	9,775	9,770,895
Charter Communications Operating, LLC 2019 Term Loan B2	1.90% (1 Mo. LIBOR + 1.75%	)	2/1/2027	16,785	16,716,906
Total					26,487,801

Chemicals 0.21%
Illuminate Buyer, LLC Term Loan	4.147% (1 Mo. LIBOR + 4.00%	)	6/30/2027	17,486	17,518,935
Starfruit Finco B.V 2018 USD Term Loan B (Netherlands)(a)	3.153% (1 Mo. LIBOR + 3.00%	)	10/1/2025	24,863	24,661,452
Total					42,180,387

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Diversified Capital Goods 0.01%
UTEX Industries Inc. 2020 First Out Exit Term Loan A	8.50% (3 Mo. LIBOR + 7.00%	)	11/1/2024	$1,494	$1,510,614
UTEX Industries Inc. 2020 Second Out Term Loan	11.00% (1 Mo. LIBOR + 9.50%	)	12/3/2025	720	713,188
Total					2,223,802

Electric: Generation 0.12%
EFS Cogen Holdings I LLC 2020 Term Loan B	4.50% (3 Mo. LIBOR + 3.50%	)	10/1/2027	18,533	18,480,607
Frontera Generation Holdings LLC 2018 Term Loan B	5.25% (3 Mo. LIBOR + 4.25%	)	5/2/2025	18,436	4,885,633
Total					23,366,240

Electric: Integrated 0.11%
Astoria Energy LLC 2020 Term Loan B	4.50% (3 Mo. LIBOR +3.50%	)	12/10/2027	23,147	23,045,517

Food: Wholesale 0.11%
Chobani LLC 2020 Term Loan B	4.50% (1 Mo. LIBOR + 3.50%	)	10/20/2027	10,837	10,842,593
JBS USA Lux S.A. 2019 Term Loan B (Luxembourg)(a)	2.147% (1 Mo. LIBOR + 2.00%	)	5/1/2026	12,513	12,436,191
Total					23,278,784

Gaming 0.43%
Mohegan Tribal Gaming Authority 2016 Term Loan B	6.375% (3 Mo. LIBOR + 5.38%	)	10/13/2023	23,918	23,037,703
Motion Finco Sarl USD Term Loan B1 (Luxembourg)(a)	–	(g)	11/12/2026	18,865	18,249,054
Penn National Gaming, Inc. 2018 1st Lien Term Loan B	3.00% (1 Mo. LIBOR + 2.25%	)	10/15/2025	14,483	14,334,807
Playtika Holding Corp Term Loan B	7.00% (3 Mo. LIBOR + 6.00%	)	12/10/2024	30,727	30,973,412
Total					86,594,976

Health Services 0.67%
Da Vinci Purchaser Corp. 2019 Term Loan	5.00% (3 Mo. LIBOR + 4.00%	)	1/8/2027	18,914	18,988,636
Global Medical Response, Inc. 2020 Term Loan B	5.75% (3 Mo. LIBOR + 4.75%	)	10/2/2025	27,056	26,937,170
National Mentor Holdings, Inc. 2019 Term Loan B	4.397% (1 Mo. LIBOR + 4.25%	)	3/9/2026	9,684	9,688,162

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Services (continued)
National Mentor Holdings, Inc. 2019 Term Loan C	4.51% (3 Mo. LIBOR + 4.25%	)	3/9/2026	$443	$443,358
Parexel International Corporation Term Loan B	2.897% (1 Mo. LIBOR + 2.75%	)	9/27/2024	17,523	17,260,212
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B	3.897% (1 Mo. LIBOR + 3.75%	)	11/16/2025	37,872	37,846,394
U.S. Renal Care, Inc. 2019 Term Loan B	5.147% (1 Mo. LIBOR + 5.00%	)	6/26/2026	25,017	24,937,144
Total					136,101,076

Insurance Brokerage 0.08%
Hub International Limited 2018 Term Loan B	2.965% - 3.00% (3 Mo. LIBOR + 2.75%	)	4/25/2025	16,831	16,554,521

Machinery 0.11%
Vertical Midco GmbH USD Term Loan B (Germany)(a)	4.57% (6 Mo. LIBOR + 4.25%	)	7/30/2027	22,579	22,780,103

Personal & Household Products 0.17%
FGI Operating Company, LLC Exit Term Loan	10.254% (3 Mo. LIBOR + 10.00%	)	5/16/2022	1,066	234,524	(h)
Revlon Consumer Products Corporation 2020 Term Loan B2	4.25% (3 Mo. LIBOR + 3.50%	)	6/30/2025	25,550	15,010,800
TGP Holdings III, LLC 2018 1st Lien Term Loan	5.00% (3 Mo. LIBOR + 4.00%	)	9/25/2024	19,385	19,348,819
Total					34,594,143

Rail 0.11%
Genesee & Wyoming Inc. (New) Term Loan	2.254% (3 Mo. LIBOR + 2.00%	)	12/30/2026	23,235	23,220,593

Recreation & Travel 0.18%
Alterra Mountain Company Term Loan B1	2.897% (1 Mo. LIBOR + 2.75%	)	7/31/2024	18,904	18,699,199
Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan (Luxembourg)(a)	3.50% (1 Mo. LIBOR + 2.50%	)	2/1/2024	16,211	16,097,804
Motion Finco Sarl Delayed Draw Term Loan B2 (Luxembourg)(a)	–	(g)	11/12/2026	2,493	2,411,595
Total					37,208,598

Restaurants 0.34%
IRB Holding Corp 2020 Term Loan B	3.75% (6 Mo. LIBOR +2.75%	)	2/5/2025	29,083	28,892,654

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Restaurants (continued)
Panera Bread Company Term Loan A	2.438% (1 Mo. LIBOR + 2.25%	)	7/18/2022	$28,945	$27,786,747
Zaxby’s Operating Company LLC 1st Lien Term Loan	–	(g)	12/10/2027	11,635	11,678,171
Total					68,357,572

Software/Services 0.59%
Cornerstone OnDemand, Inc. Term Loan B	4.394% (1 Mo. LIBOR + 4.25%	)	4/22/2027	16,376	16,475,863
LogMeIn, Inc. Term Loan B	4.903% (1 Mo. LIBOR + 4.75%	)	8/31/2027	51,078	51,014,804
Omnitracs, Inc. 2020 Incremental Term Loan	4.403% (1 Mo. LIBOR + 4.25%	)	3/23/2025	18,236	18,338,175
Tibco Software, Inc. 2020 Term Loan B3	3.90% (1 Mo. LIBOR + 3.75%	)	6/30/2026	17,698	17,415,598
Ultimate Software Group Inc. (The) Term Loan B	3.897% (1 Mo. LIBOR + 3.75%	)	5/4/2026	16,059	16,072,937
Total					119,317,377

Specialty Retail 0.27%
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan	2.154% (1 Mo. LIBOR + 2.00%	)	2/3/2024	15,055	15,066,585
Claire’s Stores, Inc. 2019 Term Loan B	6.647% (1 Mo. LIBOR + 6.50%	)	12/18/2026	11,675	9,865,522
Harbor Freight Tools USA, Inc. 2020 Term Loan B	4.00% (1 Mo. LIBOR + 3.25%	)	10/19/2027	15,143	15,170,767
PetSmart, Inc. Consenting Term Loan	4.50% (6 Mo. LIBOR + 3.50%	)	3/11/2022	13,643	13,675,625
Total					53,778,499

Support: Services 0.40%
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	8.474% (3 Mo. LIBOR + 8.25%	)	4/10/2026	20,018	19,974,756
NEP/NCP Holdco, Inc. 2018 1st Lien Term Loan	3.395% (1 Mo. LIBOR + 3.25%	)	10/20/2025	29,172	27,762,465
Pike Corporation 2020 Term Loan B	4.12% (1 Mo. LIBOR + 3.00%	)	7/24/2026	9,559	9,567,995
Sabre GLBL, Inc. 2020 Term Loan B	–	(g)	12/10/2027	12,339	12,384,825
Trans Union, LLC 2019 Term Loan B5	1.898% (1 Mo. LIBOR + 1.75%	)	11/16/2026	11,905	11,877,437
Total					81,567,478

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Technology Hardware & Equipment 0.12%
Delta TopCo, Inc. 2020 Term Loan B	4.50% (6 Mo. LIBOR +3.75%	)	12/1/2027		$24,138	$24,173,216
Total Floating Rate Loans (cost $917,457,462)						915,869,233

FOREIGN GOVERNMENT OBLIGATIONS 3.33%

Argentina 0.25%
Ciudad Autonoma De Buenos Aires†(a)	7.50%		6/1/2027		25,650	21,418,006
Province of Santa Fe†(a)	6.90%		11/1/2027		24,260	16,739,643
Provincia de Mendoza Argentina†(a)	2.75%		3/19/2029		18,344	12,473,920
Total						50,631,569

Australia 0.15%
Australian Government(e)	4.25%		4/21/2026	AUD	33,642	31,193,695

Bermuda 0.14%
Bermuda Government International Bond†	2.375%		8/20/2030		14,545	15,290,431
Bermuda Government International Bond†	3.375%		8/20/2050		12,887	13,934,069
Total						29,224,500

China 0.11%
China Government International Bond†(a)	2.25%		10/21/2050		23,290	23,137,423

Egypt 0.25%
Arab Republic of Egypt†(a)	5.577%		2/21/2023		47,734	50,519,565

Ghana 0.35%
Republic of Ghana†(a)	6.375%		2/11/2027		68,104	70,942,847

Honduras 0.09%
Honduras Government†(a)	5.625%		6/24/2030		16,925	19,421,437

Ivory Coast 0.16%
Ivory Coast Government International Bond†(e)	5.875%		10/17/2031	EUR	24,313	32,917,693

Kenya 0.48%
Republic of Kenya†(a)	7.25%		2/28/2028		57,576	64,739,145
Republic of Kenya†(a)	8.25%		2/28/2048		27,972	32,116,052
Total						96,855,197

Morocco 0.10%
Morocco Government International Bond†(a)	3.00%		12/15/2032		19,788	20,144,382

Mongolia 0.27%
Development Bank of Mongolia LLC†(a)	7.25%		10/23/2023		31,219	33,516,386
Mongolia Government International Bond†(a)	5.125%		4/7/2026		19,014	20,441,329
Total						53,957,715

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Nigeria 0.20%
Republic of Nigeria†(a)	6.50%	11/28/2027	$37,862	$40,891,907

Peru 0.16%
Peruvian Government International Bond(a)	2.392%	1/23/2026	9,266	9,900,814
Peruvian Government International Bond(a)	2.78%	12/1/2060	21,761	22,000,371
Total				31,901,185

Sri Lanka 0.06%
Republic of Sri Lanka†(a)	5.875%	7/25/2022	16,568	11,544,914

Ukraine 0.30%
Ukraine Government†(a)	7.375%	9/25/2032	54,815	60,399,278

United Arab Emirates 0.26%
Abu Dhabi Government International†(a)	3.125%	5/3/2026	47,836	53,175,693
Total Foreign Government Obligations (cost $628,196,392)				676,859,000

HIGH YIELD CORPORATE BONDS 69.42%

Advertising 0.14%
Clear Channel Worldwide Holdings, Inc.†	5.125%	8/15/2027	18,997	19,210,716
Clear Channel Worldwide Holdings, Inc.	9.25%	2/15/2024	9,474	9,617,105
Total				28,827,821

Aerospace/Defense 1.49%
Carrier Global Corp.	2.70%	2/15/2031	25,447	27,372,548
Huntington Ingalls Industries, Inc.	3.844%	5/1/2025	10,309	11,488,303
Leidos, Inc.†	3.625%	5/15/2025	18,230	20,405,568
Raytheon Technologies Corp.	4.125%	11/16/2028	31,099	37,083,364
Signature Aviation US Holdings, Inc.†	4.00%	3/1/2028	36,875	37,179,587
Signature Aviation US Holdings, Inc.†	5.375%	5/1/2026	12,859	13,212,623
TransDigm, Inc.	5.50%	11/15/2027	93,082	97,996,730
TransDigm, Inc.†	6.25%	3/15/2026	36,017	38,403,306
TransDigm, Inc.	6.375%	6/15/2026	19,375	20,089,453
Total				303,231,482

Agency 0.16%
Temasek Financial I Ltd. (Singapore)†(a)	2.50%	10/6/2070	32,855	33,113,318

Air Transportation 1.37%
Alaska Airlines 2020-1 Class A Pass Through Trust†	4.80%	8/15/2027	25,482	28,147,672
Azul Investments LLP†	5.875%	10/26/2024	38,566	36,136,728

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Air Transportation (continued)
British Airways 2020-1 Class A Pass Through
Trust (United Kingdom)†(a)	4.25%	11/15/2032		$10,155	$10,897,584
Delta Air Lines 2019-1 Class AA Pass Through Trust	3.204%	4/25/2024		22,520	23,187,299
Delta Air Lines, Inc.†	7.00%	5/1/2025		44,594	51,515,721
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.50%	10/20/2025		21,947	23,465,835
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%	10/20/2028		29,268	31,970,119
JetBlue 2019-1 Class A Pass Through Trust	2.95%	5/15/2028		12,974	12,021,413
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.†	6.50%	6/20/2027		36,232	39,017,335
United Airlines 2020-1 Class A Pass Through Trust	5.875%	10/15/2027		19,486	21,107,555
Total					277,467,261

Auto Loans 0.24%
Ford Motor Credit Co. LLC	4.00%	11/13/2030		15,567	16,394,853
General Motors Financial Co., Inc.	5.25%	3/1/2026		24,966	29,452,037
Mclaren Finance plc(e)	5.00%	8/1/2022	GBP	1,900	2,530,048
Total					48,376,938

Auto Parts & Equipment 0.83%
Adient Global Holdings Ltd.†	4.875%	8/15/2026		19,500	20,060,625
Adient US LLC†	7.00%	5/15/2026		21,145	23,034,306
Allison Transmission, Inc.†	3.75%	1/30/2031		15,349	15,732,725
Antofagasta plc (Chile)†(a)	2.375%	10/14/2030		19,294	19,390,470
Clarios Global LP / Clarios US Finance Co.†	8.50%	5/15/2027		25,080	27,288,528
Lear Corp.	3.80%	9/15/2027		19,516	21,904,091
Lear Corp.	4.25%	5/15/2029		17,051	19,508,967
Magna International, Inc. (Canada)(a)	2.45%	6/15/2030		13,525	14,558,693
Tenneco, Inc.†	7.875%	1/15/2029		6,774	7,618,277
Total					169,096,682

Automakers 1.91%
BMW US Capital LLC†	4.15%	4/9/2030		32,668	39,537,128
Ford Motor Co.	9.00%	4/22/2025		94,523	116,276,050
Ford Motor Co.	9.625%	4/22/2030		22,491	31,776,522
General Motors Co.	6.125%	10/1/2025		22,600	27,430,370
General Motors Co.	8.375%	7/15/2049		15,000	1,500	(c)
Mclaren Finance plc. (United Kingdom)†(a)	5.75%	8/1/2022		7,682	7,489,950
Tesla, Inc.†	5.30%	8/15/2025		111,041	115,899,044
Volkswagen Group of America Finance LLC†	3.35%	5/13/2025		25,463	28,010,237
Volkswagen Group of America Finance LLC†	3.75%	5/13/2030		17,706	20,455,904
Total					386,876,705

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banking 4.79%
ABN AMRO Bank NV (Netherlands)†(a)	4.75%		7/28/2025		$31,461	$36,278,481
AIB Group plc (Ireland)†(a)	4.263% (3 Mo. LIBOR + 1.87%	)#	4/10/2025		16,837	18,423,271
AIB Group plc (Ireland)†(a)	4.75%		10/12/2023		11,394	12,542,846
Australia & New Zealand Banking Group Ltd. (United Kingdom)†(a)	6.75% (USD Swap + 5.17%	)#	–	(i)	19,074	22,278,146
Banco Latinoamericano de Comercio Exterior SA (Panama)†(a)	2.375%		9/14/2025		21,476	22,013,115
Banco Nacional de Panama (Panama)†(a)	2.50%		8/11/2030		1,995	1,999,988
Bangkok Bank pcl (Hong Kong)†(a)	5.00% (5 Yr Treasury CMT + 4.73%	)#	–	(i)	34,604	36,266,731
Bank of America Corp.	4.45%		3/3/2026		19,634	22,891,862
Bank of Ireland Group plc (Ireland)†(a)	4.50%		11/25/2023		31,384	34,422,186
BankUnited, Inc.	4.875%		11/17/2025		24,313	27,994,550
BBVA USA	3.875%		4/10/2025		26,897	30,174,004
BNP Paribas SA (France)†(a)	4.50% (5 Yr Treasury CMT + 2.94%	)#	–	(i)	36,222	36,626,056
CIT Bank NA	2.969% (SOFR + 1.72%	)#	9/27/2025		16,827	17,657,833
CIT Group, Inc.	5.25%		3/7/2025		6,988	7,944,483
CIT Group, Inc.	6.125%		3/9/2028		49,745	60,865,992
Citigroup, Inc.	4.45%		9/29/2027		13,296	15,685,319
Credit Suisse Group AG (Switzerland)†(a)	5.10% (5 Yr Treasury CMT + 3.29%	)#	–	(i)	28,486	29,696,655
Fifth Third Bancorp	8.25%		3/1/2038		8,042	13,616,017
Global Bank Corp. (Panama)†(a)	5.25% (3 Mo. LIBOR + 3.30%	)#	4/16/2029		33,093	36,216,152
Goldman Sachs Group, Inc. (The)	3.50%		11/16/2026		13,667	15,353,188
Goldman Sachs Group, Inc. (The)	4.25%		10/21/2025		18,995	21,795,723
Home BancShares, Inc.	5.625% (3 Mo. LIBOR + 3.58%	)#	4/15/2027		19,481	19,917,785
Huntington Bancshares, Inc.	5.70% (3 Mo. LIBOR + 2.88%	)#	–	(i)	15,381	15,496,357
ING Groep NV (Netherlands)(a)	5.75% (5 Yr Treasury CMT + 4.34%	)#	–	(i)	43,461	47,273,182
Intesa Sanpaolo SpA (Italy)†(a)	5.71%		1/15/2026		62,976	72,111,591
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028		11,994	13,719,614
JPMorgan Chase & Co.	3.90%		7/15/2025		17,386	19,761,918
JPMorgan Chase & Co.	4.60% (SOFR + 3.13%	)#	–	(i)	6,965	7,200,069

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banking (continued)
JPMorgan Chase & Co.	6.10% (3 Mo. LIBOR + 3.33%	)#	–	(i)	$12,752	$13,990,607
Kookmin Bank (South Korea)†(a)	1.75%		5/4/2025		22,600	23,511,149
Macquarie Bank Ltd. (United Kingdom)†(a)	6.125% (5 Yr. Swap rate + 3.70%	)#	–	(i)	32,254	34,538,712
Morgan Stanley	3.125%		7/27/2026		18,976	21,265,979
Morgan Stanley	3.625%		1/20/2027		12,804	14,703,043
OneMain Finance Corp.	4.00%		9/15/2030		22,655	23,535,373
Popular, Inc.	6.125%		9/14/2023		15,922	17,253,796
SVB Financial Group	3.125%		6/5/2030		19,534	22,026,593
Turkiye Vakiflar Bankasi TAO (Turkey)†(a)	6.50%		1/8/2026		39,614	40,709,287
US Bancorp	3.00%		7/30/2029		13,452	15,029,711
Washington Mutual Bank(j)	6.875%		6/15/2011		22,500	2,250	(c)
Webster Financial Corp.	4.10%		3/25/2029		27,684	30,558,897
Total						973,348,511

Beverages 0.86%
Bacardi Ltd.†	2.75%		7/15/2026		20,151	21,375,031
Bacardi Ltd.†	4.70%		5/15/2028		32,381	38,445,149
Becle SAB de CV (Mexico)†(a)	3.75%		5/13/2025		15,764	17,221,057
Brown-Forman Corp.	3.50%		4/15/2025		8,956	9,925,303
Brown-Forman Corp.	4.50%		7/15/2045		18,174	24,510,489
PepsiCo, Inc.	3.60%		3/1/2024		14,292	15,604,966
Suntory Holdings Ltd. (Japan)†(a)	2.25%		10/16/2024		44,835	46,922,666
Total						174,004,661

Brokerage 0.19%
Charles Schwab Corp. (The)	5.375% (5 Yr Treasury CMT + 4.97%	)#	–	(i)	23,820	26,589,075
Credit Suisse Group AG (Switzerland)†(a)	4.50% (5 Yr. Treasury CMT + 3.55%	)#	–	(i)	11,305	11,388,657
Total						37,977,732

Building & Construction 0.96%
Beazer Homes USA, Inc.	7.25%		10/15/2029		15,808	17,873,394
Century Communities, Inc.	6.75%		6/1/2027		12,974	13,890,029
D.R. Horton, Inc.	2.60%		10/15/2025		10,508	11,344,350
ITR Concession Co. LLC†	5.183%		7/15/2035		7,658	9,099,684
Lennar Corp.	4.75%		5/30/2025		8,420	9,635,638
Lennar Corp.	4.75%		11/29/2027		7,613	9,006,560
NVR, Inc.	3.00%		5/15/2030		51,660	56,553,732

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Building & Construction 0.96%
PulteGroup, Inc.	6.375%	5/15/2033		$27,646	$37,989,060
Toll Brothers Finance Corp.	4.875%	3/15/2027		12,916	14,802,511
Toll Brothers Finance Corp.	5.625%	1/15/2024		14,213	15,757,171
Total					195,952,129

Building Materials 0.88%
Allegion plc (Ireland)(a)	3.50%	10/1/2029		11,813	13,122,427
Ferguson Finance plc (United Kingdom)†(a)	3.25%	6/2/2030		30,527	34,090,889
Lennox International, Inc.	1.35%	8/1/2025		14,477	14,816,674
Lennox International, Inc.	1.70%	8/1/2027		18,081	18,409,276
Masonite International Corp.†	5.375%	2/1/2028		15,053	16,188,598
Owens Corning, Inc.	4.30%	7/15/2047		26,681	32,124,684
Owens Corning, Inc.	4.40%	1/30/2048		15,778	19,033,568
Vertical Holdco GmbH†(e)	6.625%	7/15/2028	EUR	10,503	13,818,657
Vulcan Materials Co.	4.50%	6/15/2047		$14,595	18,110,476
Total					179,715,249

Cable & Satellite Television 2.09%
Cable One, Inc.†	4.00%	11/15/2030		16,688	17,365,950
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%	5/1/2027		58,655	62,322,404
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.75%	2/15/2026		61,221	63,247,415
CSC Holdings LLC†	5.50%	4/15/2027		27,834	29,531,874
CSC Holdings LLC†	5.75%	1/15/2030		23,298	25,569,671
CSC Holdings LLC†	6.50%	2/1/2029		13,352	15,100,111
DISH DBS Corp.	7.75%	7/1/2026		106,794	119,688,841
LCPR Senior Secured Financing DAC (Ireland)†(a)	6.75%	10/15/2027		15,074	16,242,235
Radiate Holdco LLC/Radiate Finance, Inc.†	4.50%	9/15/2026		10,439	10,791,316
Radiate Holdco LLC/Radiate Finance, Inc.†	6.50%	9/15/2028		22,978	24,169,984
Ziggo BV (Netherlands)†(a)	5.50%	1/15/2027		37,690	39,408,476
Total					423,438,277

Chemicals 0.56%
CF Industries, Inc.†	4.50%	12/1/2026		23,920	28,354,636
Chemours Co. (The)†	5.75%	11/15/2028		21,661	22,134,834
FMC Corp.	3.45%	10/1/2029		13,468	15,382,015
Ingevity Corp.†	3.875%	11/1/2028		18,666	18,840,994
Yingde Gases Investment Ltd. (Hong Kong)†(a)	6.25%	1/19/2023		27,120	28,033,064
Total					112,745,543

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Consumer/Commercial/Lease Financing 1.00%
Avolon Holdings Funding Ltd. (Ireland)†(a)	4.25%	4/15/2026	$9,401	$10,135,531
Nationstar Mortgage Holdings, Inc.†	5.125%	12/15/2030	15,239	15,947,156
Navient Corp.	6.125%	3/25/2024	31,847	34,095,876
Navient Corp.	6.75%	6/25/2025	33,898	36,906,447
Navient Corp.	6.75%	6/15/2026	9,624	10,508,205
OneMain Finance Corp.	7.125%	3/15/2026	27,085	32,062,004
OneMain Finance Corp.	5.375%	11/15/2029	6,321	7,126,928
Quicken Loans LLC†	5.25%	1/15/2028	15,000	16,040,625
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.†	3.625%	3/1/2029	14,004	14,310,338
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.†	3.875%	3/1/2031	15,128	15,733,120
USAA Capital Corp.†	2.125%	5/1/2030	9,025	9,496,249
Total				202,362,479

Discount Stores 1.05%
Amazon.com, Inc.	3.15%	8/22/2027	28,837	32,872,834
Amazon.com, Inc.	4.25%	8/22/2057	20,632	29,400,865
Amazon.com, Inc.	4.80%	12/5/2034	28,691	39,381,191
Amazon.com, Inc.	5.20%	12/3/2025	53,869	65,565,131
Costco Wholesale Corp.	1.75%	4/20/2032	22,489	23,392,978
Dollar General Corp.	3.50%	4/3/2030	19,674	22,608,804
Total				213,221,803

Diversified Capital Goods 0.73%
BCD Acquisition, Inc.†	9.625%	9/15/2023	15,903	16,320,454
Dover Corp.	2.95%	11/4/2029	17,664	19,351,185
Hillman Group, Inc. (The)†	6.375%	7/15/2022	16,692	16,625,482
Leggett & Platt, Inc.	4.40%	3/15/2029	31,431	35,988,984
Siemens Financieringsmaatschappij NV (Netherlands)†(a)	3.25%	5/27/2025	13,036	14,482,479
SPX FLOW, Inc.†	5.875%	8/15/2026	14,947	15,666,324
Westinghouse Air Brake Technologies Corp.	3.45%	11/15/2026	17,989	19,763,192
Westinghouse Air Brake Technologies Corp.	4.95%	9/15/2028	8,995	10,680,934
Total				148,879,034

Electric: Distribution/Transportation 0.43%
Adani Transmission Ltd. (India)†(a)	4.25%	5/21/2036	13,035	13,846,907
Atlantic City Electric Co.	4.00%	10/15/2028	13,493	15,856,498
Empresa de Transmision Electrica SA (Panama)†(a)	5.125%	5/2/2049	14,430	18,011,598
Empresas Publicas de Medellin ESP (Colombia)†(a)	4.25%	7/18/2029	22,988	24,756,927
Monongahela Power Co.†	3.55%	5/15/2027	13,657	14,787,697
Total				87,259,627

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Generation 2.43%
Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt Ltd/Wardha Solar Maharash (India)†(a)	4.625%	10/15/2039	$17,641	$18,337,820
Calpine Corp.†	3.75%	3/1/2031	22,848	22,669,900
Calpine Corp.†	4.625%	2/1/2029	39,661	40,842,105
Calpine Corp.†	5.00%	2/1/2031	21,862	22,878,583
Calpine Corp.†	5.125%	3/15/2028	19,268	20,296,622
Calpine Corp.†	5.25%	6/1/2026	7,007	7,259,252
Clearway Energy Operating LLC†	4.75%	3/15/2028	8,966	9,624,463
Clearway Energy Operating LLC	5.75%	10/15/2025	15,737	16,592,699
Dayton Power & Light Co. (The)	3.95%	6/15/2049	10,775	12,542,366
DPL, Inc.	4.35%	4/15/2029	17,956	20,167,910
Greenko Solar Mauritius Ltd. (Mauritius)†(a)	5.95%	7/29/2026	11,663	12,655,308
NextEra Energy Operating Partners LP†	3.875%	10/15/2026	46,654	49,890,621
NextEra Energy Operating Partners LP†	4.50%	9/15/2027	19,300	21,650,161
NRG Energy, Inc.†	3.75%	6/15/2024	27,446	30,060,291
NRG Energy, Inc.†	4.45%	6/15/2029	8,068	9,369,682
NRG Energy, Inc.†	5.25%	6/15/2029	8,525	9,397,235
NRG Energy, Inc.	5.75%	1/15/2028	52,435	57,383,553
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025	15,544	16,532,877
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%	8/15/2028	10,681	11,288,482
TerraForm Power Operating LLC†	4.75%	1/15/2030	19,948	21,388,445
TerraForm Power Operating LLC†	5.00%	1/31/2028	7,569	8,519,099
Topaz Solar Farms LLC†	5.75%	9/30/2039	47,644	54,764,782
Total				494,112,256

Electric: Integrated 2.18%
Arizona Public Service Co.	2.95%	9/15/2027	13,385	14,716,088
Ausgrid Finance Pty Ltd. (Australia)†(a)	4.35%	8/1/2028	13,786	16,006,567
Black Hills Corp.	4.35%	5/1/2033	13,491	16,357,727
El Paso Electric Co.	5.00%	12/1/2044	20,062	23,862,901
Electricite de France SA (France)†(a)	3.625%	10/13/2025	13,500	15,146,526
Electricite de France SA (France)†(a)	4.50%	9/21/2028	14,507	17,319,346
Enel Finance International NV (Netherlands)†(a)	2.65%	9/10/2024	28,508	30,388,645
Enel Finance International NV (Netherlands)†(a)	3.50%	4/6/2028	45,048	51,349,456
Entergy Arkansas LLC	4.00%	6/1/2028	18,151	21,270,073
Entergy Arkansas LLC	4.95%	12/15/2044	16,883	18,403,220
FirstEnergy Corp.	3.90%	7/15/2027	35,740	39,425,552
Florida Power & Light Co.	2.85%	4/1/2025	15,868	17,292,377

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Integrated (continued)
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%	4/15/2025	$12,008	$12,863,570
Indianapolis Power & Light Co.†	4.05%	5/1/2046	24,503	29,974,146
Louisville Gas & Electric Co.	4.375%	10/1/2045	15,039	19,007,902
Ohio Power Co.	4.00%	6/1/2049	13,988	17,655,745
Ohio Power Co.	4.15%	4/1/2048	12,877	16,338,996
Puget Energy, Inc.	4.10%	6/15/2030	26,265	29,740,911
Puget Sound Energy, Inc.	4.223%	6/15/2048	13,467	17,232,752
Union Electric Co.	2.625%	3/15/2051	17,622	18,472,088
Total				442,824,588

Electronics 1.47%
Amphenol Corp.	2.05%	3/1/2025	13,443	14,209,684
Amphenol Corp.	2.80%	2/15/2030	31,417	34,677,573
Flex Ltd.	4.875%	5/12/2030	21,657	26,075,345
FLIR Systems, Inc.	2.50%	8/1/2030	18,054	18,962,898
KLA Corp.	4.10%	3/15/2029	29,229	35,072,292
Lam Research Corp.	4.875%	3/15/2049	17,958	25,958,769
Micron Technology, Inc.	5.327%	2/6/2029	25,257	31,619,897
NVIDIA Corp.	3.20%	9/16/2026	29,939	33,932,869
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands)†(a)	3.40%	5/1/2030	16,808	19,088,170
Trimble, Inc.	4.75%	12/1/2024	31,261	35,754,869
Xilinx, Inc.	2.95%	6/1/2024	22,061	23,741,945
Total				299,094,311

Energy: Exploration & Production 4.25%
Apache Corp.	4.25%	1/15/2030	56,277	59,196,369
Apache Corp.	4.375%	10/15/2028	18,022	18,787,575
Apache Corp.	4.75%	4/15/2043	6,798	7,061,355
Apache Corp.	5.10%	9/1/2040	17,064	18,333,135
Centennial Resource Production LLC†	5.375%	1/15/2026	28,273	19,791,100
Centennial Resource Production LLC†	6.875%	4/1/2027	44,083	31,757,614
Continental Resources, Inc.	4.375%	1/15/2028	39,755	40,621,261
Continental Resources, Inc.†	5.75%	1/15/2031	26,283	29,222,885
Diamondback Energy, Inc.	3.50%	12/1/2029	18,892	20,202,800
Diamondback Energy, Inc.	4.75%	5/31/2025	7,831	8,823,077
Endeavor Energy Resources LP/EER Finance, Inc.†	5.50%	1/30/2026	15,868	16,312,701
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	18,862	20,374,732
EQT Corp.	7.875%	2/1/2025	23,602	26,909,702
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%	12/1/2024	24,312	24,218,277

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Energy: Exploration & Production (continued)
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.75%	10/1/2025	$4,334	$4,398,555
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	20,772	21,311,241
Indigo Natural Resources LLC†	6.875%	2/15/2026	28,747	29,465,675
Jagged Peak Energy LLC	5.875%	5/1/2026	15,687	16,282,557
Laredo Petroleum, Inc.	10.125%	1/15/2028	43,691	37,224,732
Matador Resources Co.	5.875%	9/15/2026	13,543	13,289,069
MEG Energy Corp. (Canada)†(a)	7.00%	3/31/2024	20,154	20,405,925
MEG Energy Corp. (Canada)†(a)	7.125%	2/1/2027	56,476	58,452,660
Murphy Oil Corp.	5.75%	8/15/2025	14,826	14,790,492
Murphy Oil Corp.	5.875%	12/1/2027	15,253	15,038,543
Murphy Oil Corp.	6.875%	8/15/2024	20,449	20,836,509
OGX Austria GmbH (Brazil)†(a)(j)	8.50%	6/1/2018	20,000	400
Parsley Energy LLC/Parsley Finance Corp.†	5.375%	1/15/2025	18,078	18,625,311
Parsley Energy LLC/Parsley Finance Corp.†	5.625%	10/15/2027	11,076	12,139,296
PDC Energy, Inc.	5.75%	5/15/2026	35,334	36,548,606
Range Resources Corp.	4.875%	5/15/2025	21,064	19,936,339
Range Resources Corp.	5.00%	3/15/2023	16,995	16,601,991
Seven Generations Energy Ltd. (Canada)†(a)	5.375%	9/30/2025	21,700	22,147,346
SM Energy Co.	6.125%	11/15/2022	12,445	12,115,394
SM Energy Co.	6.625%	1/15/2027	4,233	3,396,983
SM Energy Co.	6.75%	9/15/2026	31,943	25,953,687
Southwestern Energy Co.	6.45%	1/23/2025	17,032	17,702,635
Southwestern Energy Co.	7.75%	10/1/2027	16,397	17,734,585
Southwestern Energy Co.	8.375%	9/15/2028	26,583	28,892,398
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(a)	3.25%	8/15/2030	18,803	19,949,494
Texaco Capital, Inc.	8.625%	11/15/2031	11,023	17,754,683
Total				862,607,689

Environmental 0.09%
Waste Pro USA, Inc.†	5.50%	2/15/2026	18,300	18,764,912

Food & Drug Retailers 0.37%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.625%	1/15/2027	10,224	10,886,566
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.875%	2/15/2030	17,549	19,354,441
Rite Aid Corp.	7.70%	2/15/2027	22,549	21,656,285
Rite Aid Corp.†	8.00%	11/15/2026	22,572	24,169,872
Total				76,067,164

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food: Wholesale 1.95%
Arcor SAIC (Argentina)†(a)	6.00%	7/6/2023	$25,682	$25,316,288
BRF SA (Brazil)†(a)	4.875%	1/24/2030	17,826	19,374,812
Campbell Soup Co.	3.125%	4/24/2050	49,475	52,358,002
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	25,074	26,370,702
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(a)	5.625%	8/15/2026	18,758	19,293,729
JBS USA LUX SA/JBS USA Finance, Inc.†	6.75%	2/15/2028	50,781	57,116,946
Kraft Heinz Foods Co.	4.375%	6/1/2046	18,370	19,876,131
Kraft Heinz Foods Co.†	4.875%	10/1/2049	$8,383	$9,780,218
Kraft Heinz Foods Co.	5.00%	6/4/2042	18,238	21,398,934
Kraft Heinz Foods Co.	5.20%	7/15/2045	12,508	14,873,259
Lamb Weston Holdings, Inc.†	4.625%	11/1/2024	9,200	9,614,000
McCormick & Co., Inc.	2.50%	4/15/2030	15,431	16,542,184
McCormick & Co., Inc.	4.20%	8/15/2047	21,326	27,127,469
Smithfield Foods, Inc.†	5.20%	4/1/2029	34,832	41,489,713
Sysco Corp.	2.40%	2/15/2030	17,926	18,680,529
Sysco Corp.	6.60%	4/1/2050	10,289	15,847,379
Total				395,060,295

Forestry/Paper 0.25%
Norbord, Inc. (Canada)†(a)	6.25%	4/15/2023	12,245	13,330,458
Suzano Austria GmbH (Brazil)(a)	3.75%	1/15/2031	18,821	19,992,607
Weyerhaeuser Co.	7.375%	3/15/2032	11,362	17,050,349
Total				50,373,414

Gaming 2.54%
Boyd Gaming Corp.	4.75%	12/1/2027	25,833	26,887,245
Boyd Gaming Corp.	6.00%	8/15/2026	16,548	17,209,920
Caesars Entertainment, Inc.†	8.125%	7/1/2027	49,840	55,239,043
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.25%	10/15/2025	24,648	24,941,434
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.75%	7/1/2025	9,657	10,244,411
Churchill Downs, Inc.†	4.75%	1/15/2028	10,938	11,537,566
Churchill Downs, Inc.†	5.50%	4/1/2027	36,639	38,876,360
GLP Capital LP/GLP Financing II, Inc.	4.00%	1/15/2031	19,903	21,755,870
GLP Capital LP/GLP Financing II, Inc.	5.75%	6/1/2028	18,808	22,331,961
Las Vegas Sands Corp.	3.50%	8/18/2026	36,000	38,542,911
Las Vegas Sands Corp.	3.90%	8/8/2029	15,210	16,361,397
Melco Resorts Finance Ltd. (Hong Kong)†(a)	5.75%	7/21/2028	20,034	21,371,269
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.†	4.625%	6/15/2025	13,662	14,645,664

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Gaming (continued)
Mohegan Gaming & Entertainment†	7.875%		10/15/2024	$21,238	$22,220,257
Penn National Gaming, Inc.†	5.625%		1/15/2027	25,676	26,833,988
Scientific Games International, Inc.†	7.00%		5/15/2028	16,124	17,363,936
Scientific Games International, Inc.†	7.25%		11/15/2029	16,014	17,602,429
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Netherlands)†(a)	7.00%		7/15/2026	15,242	16,070,784
Wynn Macau Ltd. (Macau)†(a)	5.125%		12/15/2029	21,396	21,888,643
Wynn Macau Ltd. (Macau)†(a)	5.50%		10/1/2027	36,932	38,401,894
Wynn Macau Ltd. (Macau)†(a)	5.625%		8/26/2028	33,382	35,048,763
Total					515,375,745

Gas Distribution 1.79%
AI Candelaria Spain SLU (Spain)†(a)	7.50%		12/15/2028	18,965	22,141,827
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	45,048	33,979,481
Colonial Enterprises, Inc.†	3.25%		5/15/2030	11,253	12,736,017
Eastern Energy Gas Holdings LLC	3.60%		12/15/2024	12,050	13,335,687
ENN Energy Holdings Ltd. (China)†(a)	2.625%		9/17/2030	20,367	20,495,705
Florida Gas Transmission Co. LLC†	4.35%		7/15/2025	18,069	20,536,109
National Fuel Gas Co.	5.50%		1/15/2026	49,743	57,426,465
NGPL PipeCo LLC†	4.875%		8/15/2027	32,573	36,910,404
Northern Natural Gas Co.†	4.30%		1/15/2049	20,972	25,530,851
ONE Gas, Inc.	4.50%		11/1/2048	13,497	18,084,338
Sabal Trail Transmission LLC†	4.246%		5/1/2028	20,166	23,158,502
Sabine Pass Liquefaction LLC†	4.50%		5/15/2030	13,663	16,204,540
Transportadora de Gas Internacional SA ESP (Colombia)†(a)	5.55%		11/1/2028	24,773	29,294,320
Western Midstream Operating LP	5.05%		2/1/2030	30,452	33,918,503
Total					363,752,749

Health Facilities 2.84%
AHP Health Partners, Inc.†	9.75%		7/15/2026	15,527	17,193,202
Ascension Health	3.945%		11/15/2046	8,881	11,470,890
Dignity Health	3.812%		11/1/2024	7,500	8,174,793
HCA, Inc.	5.50%		6/15/2047	60,149	80,344,914
HCA, Inc.	7.05%		12/1/2027	3,490	4,232,724
HCA, Inc.	7.58%		9/15/2025	5,778	6,991,380
HCA, Inc.	7.69%		6/15/2025	12,776	15,377,769
HCA, Inc.	8.36%		4/15/2024	2,295	2,696,625
Legacy LifePoint Health LLC†	4.375%		2/15/2027	35,115	35,729,512

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Facilities (continued)
MEDNAX, Inc.†	6.25%	1/15/2027	$27,016	$29,007,890
Memorial Sloan-Kettering Cancer Center	4.20%	7/1/2055	28,034	37,576,157
Mount Sinai Hospitals Group, Inc.	3.737%	7/1/2049	21,163	24,294,294
MPT Operating Partnership LP/MPT Finance Corp.	5.00%	10/15/2027	16,011	17,060,121
New York & Presbyterian Hospital (The)	4.063%	8/1/2056	16,078	21,080,774
NYU Langone Hospitals	4.368%	7/1/2047	12,348	15,103,533
Providence St. Joseph Health Obligated Group	2.532%	10/1/2029	14,960	16,023,544
Quest Diagnostics, Inc.	2.80%	6/30/2031	13,505	14,817,323
Rede D’or Finance Sarl (Luxembourg)†(a)	4.95%	1/17/2028	20,352	21,823,958
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.†	9.75%	12/1/2026	20,282	22,398,934
Surgery Center Holdings, Inc.†	10.00%	4/15/2027	15,305	16,940,722
Tenet Healthcare Corp.†	4.875%	1/1/2026	11,230	11,761,741
Tenet Healthcare Corp.	5.125%	5/1/2025	20,960	21,394,710
Tenet Healthcare Corp.†	6.125%	10/1/2028	36,407	38,064,611
Tenet Healthcare Corp.†	6.25%	2/1/2027	42,711	45,333,242
Tenet Healthcare Corp.	6.75%	6/15/2023	19,692	21,204,346
Universal Health Services, Inc.†	2.65%	10/15/2030	18,799	19,550,744
Total				575,648,453

Health Services 0.43%
CVS Health Corp.	3.625%	4/1/2027	15,780	17,975,131
Hadrian Merger Sub, Inc.†	8.50%	5/1/2026	29,836	30,911,886
Montefiore Obligated Group	5.246%	11/1/2048	18,042	21,819,389
RP Escrow Issuer LLC†	5.25%	12/15/2025	16,541	17,321,239
Total				88,027,645

Hotels 1.10%
ESH Hospitality, Inc.†	4.625%	10/1/2027	19,131	19,633,189
Hilton Domestic Operating Co., Inc.	4.875%	1/15/2030	36,017	39,416,104
Hilton Domestic Operating Co., Inc.	5.125%	5/1/2026	33,665	34,843,275
Host Hotels & Resorts LP	3.50%	9/15/2030	29,720	31,357,611
Marriott International, Inc.	3.50%	10/15/2032	27,083	29,684,698
Marriott International, Inc.	5.75%	5/1/2025	14,908	17,444,704
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	5.875%	10/1/2028	18,793	20,049,782
Wyndham Destinations, Inc.	6.00%	4/1/2027	27,077	30,410,856
Total				222,840,219

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Insurance Brokerage 0.28%
Brown & Brown, Inc.	2.375%		3/15/2031	$22,560	$23,650,021
Farmers Insurance Exchange†	4.747% (3 Mo. LIBOR + 3.23%	)#	11/1/2057	15,790	17,039,454
HUB International Ltd.†	7.00%		5/1/2026	15,861	16,603,215
Total					57,292,690

Integrated Energy 1.40%
Cenovus Energy, Inc. (Canada)(a)	5.375%		7/15/2025	16,983	19,158,711
Cenovus Energy, Inc. (Canada)(a)	5.40%		6/15/2047	50,417	59,187,094
Exxon Mobil Corp.	3.043%		3/1/2026	23,752	26,329,015
Lukoil Securities BV (Netherlands)†(a)	3.875%		5/6/2030	45,000	48,740,850
Petroleos Mexicanos (Mexico)(a)	6.875%		8/4/2026	45,082	49,319,708
Saudi Arabian Oil Co. (Saudi Arabia)†(a)	4.375%		4/16/2049	30,522	36,926,502
Shell International Finance BV (Netherlands)(a)	6.375%		12/15/2038	28,912	45,000,159
Total					284,662,039

Investments & Miscellaneous Financial Services 0.38%
AG Issuer LLC†	6.25%		3/1/2028	17,428	17,667,635
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%		9/15/2024	33,753	29,562,749
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045	26,061	29,596,798
Total					76,827,182

Life Insurance 0.56%
AIA Group Ltd. (Hong Kong)†(a)	3.20%		9/16/2040	18,831	19,774,998
AIA Group Ltd. (Hong Kong)†(a)	3.375%		4/7/2030	17,824	20,046,829
Northwestern Mutual Life Insurance Co. (The)†	3.85%		9/30/2047	28,610	33,754,186
Teachers Insurance & Annuity Association of America†	4.27%		5/15/2047	17,804	22,301,639
Teachers Insurance & Annuity Association of America†	4.90%		9/15/2044	12,705	17,227,382
Total					113,105,034

Machinery 0.63%
IDEX Corp.	3.00%		5/1/2030	16,199	17,845,741
Itron, Inc.†	5.00%		1/15/2026	14,399	14,740,976
Mueller Water Products, Inc.†	5.50%		6/15/2026	18,105	18,825,760
Roper Technologies, Inc.	1.75%		2/15/2031	42,668	42,516,920
Roper Technologies, Inc.	4.20%		9/15/2028	19,379	23,126,197
Xylem, Inc.	3.25%		11/1/2026	8,884	9,997,687
Total					127,053,281

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Managed Care 0.98%
Anthem, Inc.	2.25%	5/15/2030		$26,990	$28,686,493
Centene Corp.	3.375%	2/15/2030		45,763	48,218,414
Centene Corp.	4.25%	12/15/2027		20,773	22,067,470
Centene Corp.	4.625%	12/15/2029		31,215	34,695,629
Centene Corp.†	5.375%	6/1/2026		20,972	22,145,593
Kaiser Foundation Hospitals	4.15%	5/1/2047		17,628	23,019,337
Molina Healthcare, Inc.†	3.875%	11/15/2030		18,940	20,360,500
Total					199,193,436

Media: Content 1.96%
Activision Blizzard, Inc.	2.50%	9/15/2050		27,086	26,475,190
AMC Networks, Inc.	4.75%	8/1/2025		27,032	27,956,630
Diamond Sports Group LLC/Diamond Sports Finance Co.†	5.375%	8/15/2026		31,006	25,250,511
Diamond Sports Group LLC/Diamond Sports Finance Co.†	6.625%	8/15/2027		38,236	23,180,575
Gray Television, Inc.†	5.875%	7/15/2026		9,833	10,306,213
Netflix, Inc.†	3.625%	6/15/2025		6,617	7,097,493
Netflix, Inc.(e)	3.625%	5/15/2027	EUR	50,197	68,569,728
Netflix, Inc.(e)	3.625%	6/15/2030	EUR	5,000	6,965,788
Netflix, Inc.†(e)	3.625%	6/15/2030	EUR	13,504	18,813,199
Netflix, Inc.†(e)	3.875%	11/15/2029	EUR	9,011	12,754,754
Netflix, Inc.	4.875%	4/15/2028		$41,959	47,385,557
Netflix, Inc.†	4.875%	6/15/2030		6,484	7,468,758
Netflix, Inc.†	5.375%	11/15/2029		19,637	23,171,660
Nexstar Broadcasting, Inc.†	5.625%	7/15/2027		23,661	25,383,876
Sirius XM Radio, Inc.†	5.00%	8/1/2027		11,533	12,270,824
Sirius XM Radio, Inc.†	5.375%	7/15/2026		10,495	10,967,275
Univision Communications, Inc.†	5.125%	2/15/2025		43,820	44,230,812
Total					398,248,843

Media: Diversified 0.29%
Cable Onda SA (Panama)†(a)	4.50%	1/30/2030		24,283	26,817,538
Prosus NV (Netherlands)†(a)	3.68%	1/21/2030		28,534	31,104,130
Total					57,921,668

Medical Products 0.36%
Alcon Finance Corp.†	2.60%	5/27/2030		23,575	25,138,820
Boston Scientific Corp.	7.00%	11/15/2035		16,135	23,756,035

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Medical Products (continued)
Edwards Lifesciences Corp.	4.30%	6/15/2028	$20,927	$24,787,959
Total				73,682,814

Metals/Mining (Excluding Steel) 1.76%
Anglo American Capital plc (United Kingdom)†(a)	3.95%	9/10/2050	18,109	20,373,763
Anglo American Capital plc (United Kingdom)†(a)	5.625%	4/1/2030	17,340	22,112,596
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(a)	8.75%	7/15/2026	18,211	19,755,566
Cleveland-Cliffs, Inc.†	6.75%	3/15/2026	13,847	14,972,069
Cleveland-Cliffs, Inc.†	9.875%	10/17/2025	13,077	15,398,167
Corp. Nacional del Cobre de Chile (Chile)†(a)	3.75%	1/15/2031	16,720	18,948,609
First Quantum Minerals Ltd. (Canada)†(a)	6.875%	10/15/2027	19,282	20,945,072
Freeport-McMoRan, Inc.	4.125%	3/1/2028	19,839	20,843,349
Freeport-McMoRan, Inc.	4.25%	3/1/2030	31,315	33,771,349
Freeport-McMoRan, Inc.	4.375%	8/1/2028	17,287	18,399,851
Freeport-McMoRan, Inc.	4.625%	8/1/2030	20,241	22,250,425
Freeport-McMoRan, Inc.	5.25%	9/1/2029	11,700	13,036,023
Fresnillo plc (Mexico)†(a)	4.25%	10/2/2050	12,855	14,137,286
Hecla Mining Co.	7.25%	2/15/2028	17,694	19,352,812
Mirabela Nickel Ltd. (Australia)(a)	1.00%	9/10/2044	185	19	(d)
Newmont Corp.	2.25%	10/1/2030	31,484	33,172,508
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%	4/1/2025	16,848	17,153,202
Teck Resources Ltd. (Canada)(a)	3.90%	7/15/2030	10,828	12,071,723
Warrior Met Coal, Inc.†	8.00%	11/1/2024	19,893	20,356,109
Total				357,050,498

Monoline Insurance 0.16%
Fidelity National Financial, Inc.	4.50%	8/15/2028	26,914	31,498,135

Multi-Line Insurance 0.08%
Assurant, Inc.	3.70%	2/22/2030	14,558	16,252,730

Non-Electric Utilities 0.07%
Brooklyn Union Gas Co. (The)†	3.407%	3/10/2026	11,916	13,321,826

Oil Field Equipment & Services 0.59%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(a)	4.60%	11/2/2047	28,472	35,477,251
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(a)	3.25%	9/30/2040	45,094	47,710,776
Oceaneering International, Inc.	4.65%	11/15/2024	14,416	13,154,600

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil Field Equipment & Services (continued)
Oceaneering International, Inc.	6.00%	2/1/2028	$26,203	$23,484,439
Total				119,827,066

Oil Refining & Marketing 0.16%
PBF Holding Co. LLC/PBF Finance Corp.†	9.25%	5/15/2025	32,782	32,196,022

Packaging 0.35%
Ball Corp.	2.875%	8/15/2030	24,932	24,900,835
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	11,810	14,420,719
Sealed Air Corp.†	6.875%	7/15/2033	12,427	16,442,474
Trivium Packaging Finance BV (Netherlands)†(a)	5.50%	8/15/2026	13,996	14,827,012
Total				70,591,040

Personal & Household Products 1.32%
Clorox Co. (The)	1.80%	5/15/2030	17,116	17,690,860
Hasbro, Inc.	3.90%	11/19/2029	44,903	50,903,364
Hasbro, Inc.	5.10%	5/15/2044	24,241	27,788,772
Mattel, Inc.†	5.875%	12/15/2027	24,502	27,273,789
Mattel, Inc.†	6.75%	12/31/2025	23,059	24,361,142
Newell Brands, Inc.	4.70%	4/1/2026	76,643	84,531,864
Newell Brands, Inc.	5.875%	4/1/2036	15,478	18,844,465
SC Johnson & Son, Inc.†	4.75%	10/15/2046	12,635	17,582,440
Total				268,976,696

Pharmaceuticals 0.75%
AbbVie, Inc.	3.20%	11/21/2029	26,942	30,224,471
AbbVie, Inc.	4.25%	11/21/2049	14,179	17,834,931
AstraZeneca plc (United Kingdom)(a)	2.125%	8/6/2050	54,143	50,699,887
Pfizer, Inc.	2.625%	4/1/2030	13,461	15,027,306
Regeneron Pharmaceuticals, Inc.	2.80%	9/15/2050	22,574	21,960,965
Zoetis, Inc.	3.90%	8/20/2028	13,486	15,901,818
Total				151,649,378

Property & Casualty 0.33%
Allstate Corp. (The)	3.28%	12/15/2026	13,471	15,394,826
Arch Capital Finance LLC	4.011%	12/15/2026	13,319	15,503,338
CNA Financial Corp.	2.05%	8/15/2030	11,287	11,525,573
Selective Insurance Group, Inc.	5.375%	3/1/2049	19,241	24,647,472
Total				67,071,209

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Rail 0.10%
Central Japan Railway Co. (Japan)†(a)	4.25%	11/24/2045	$17,006	$21,249,008

Real Estate Development & Management 0.09%
CoStar Group, Inc.†	2.80%	7/15/2030	17,267	17,960,594

Real Estate Investment Trusts 0.74%
Alexandria Real Estate Equities, Inc.	3.80%	4/15/2026	6,288	7,238,777
Alexandria Real Estate Equities, Inc.	3.95%	1/15/2028	14,750	17,146,732
Alexandria Real Estate Equities, Inc.	4.90%	12/15/2030	7,100	9,048,573
American Homes 4 Rent LP	4.90%	2/15/2029	12,968	15,673,877
CyrusOne LP/CyrusOne Finance Corp.	2.15%	11/1/2030	22,556	22,041,498
Goodman US Finance Four LLC†	4.50%	10/15/2037	12,258	14,311,341
Goodman US Finance Three LLC†	3.70%	3/15/2028	7,763	8,470,847
Prologis LP	3.875%	9/15/2028	8,980	10,653,144
Prologis LP	4.375%	2/1/2029	15,050	18,494,510
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC	8.25%	10/15/2023	25,939	26,182,178
Total				149,261,477

Recreation & Travel 0.87%
Carnival Corp.†	7.625%	3/1/2026	12,609	13,761,021
Carnival Corp.†	9.875%	8/1/2027	18,736	21,581,530
Carnival Corp.†	11.50%	4/1/2023	42,826	49,582,872
Merlin Entertainments Ltd. (United Kingdom)†(a)	5.75%	6/15/2026	15,129	15,934,771
Royal Caribbean Cruises Ltd.†	9.125%	6/15/2023	12,274	13,332,632
Royal Caribbean Cruises Ltd.†	11.50%	6/1/2025	35,300	41,311,590
Viking Cruises Ltd.†	13.00%	5/15/2025	17,187	20,570,691
Total				176,075,107

Reinsurance 0.50%
AXIS Specialty Finance plc (United Kingdom)(a)	5.15%	4/1/2045	21,094	25,560,394
Berkshire Hathaway, Inc.	2.75%	3/15/2023	7,903	8,300,636
Berkshire Hathaway, Inc.	3.125%	3/15/2026	7,903	8,832,176
PartnerRe Finance B LLC	3.70%	7/2/2029	26,944	31,035,261
Transatlantic Holdings, Inc.	8.00%	11/30/2039	17,809	28,214,022
Total				101,942,489

Restaurants 0.74%
IRB Holding Corp.†	6.75%	2/15/2026	24,585	25,404,910
IRB Holding Corp.†	7.00%	6/15/2025	12,820	14,028,606

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Restaurants (continued)
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC†	4.75%	6/1/2027		$25,312	$26,803,256
Starbucks Corp.	4.45%	8/15/2049		39,350	51,911,036
Stonegate Pub Co. Financing 2019 plc(e)	8.25%	7/31/2025	GBP	15,736	21,863,296
Stonegate Pub Co. Financing plc(e)	8.00%	7/13/2025	GBP	6,924	9,459,107
Total					149,470,211

Software/Services 2.59%
Autodesk, Inc.	3.50%	6/15/2027		$27,008	30,450,346
Banff Merger Sub, Inc.†	9.75%	9/1/2026		24,349	26,326,626
Global Payments, Inc.	2.90%	5/15/2030		41,296	44,937,965
Global Payments, Inc.	4.15%	8/15/2049		22,442	27,674,340
Go Daddy Operating Co. LLC/GD Finance Co., Inc.†	5.25%	12/1/2027		11,226	11,836,414
GrubHub Holdings, Inc.†	5.50%	7/1/2027		19,374	20,342,700
Intuit, Inc.	0.95%	7/15/2025		9,023	9,144,287
Intuit, Inc.	1.65%	7/15/2030		18,048	18,553,005
Match Group Holdings II LLC†	5.00%	12/15/2027		22,260	23,738,064
Microsoft Corp.	3.30%	2/6/2027		26,383	30,108,602
PayPal Holdings, Inc.	3.25%	6/1/2050		47,393	54,780,658
PTC, Inc.†	3.625%	2/15/2025		11,211	11,546,293
PTC, Inc.†	4.00%	2/15/2028		22,263	23,376,150
salesforce.com, Inc.	3.70%	4/11/2028		17,807	21,015,222
ServiceNow, Inc.	1.40%	9/1/2030		20,835	20,340,560
Tencent Holdings Ltd. (China)†(a)	3.595%	1/19/2028		19,777	21,831,237
Tencent Holdings Ltd. (China)†(a)	3.925%	1/19/2038		23,479	26,969,456
VeriSign, Inc.	4.75%	7/15/2027		21,815	23,444,580
VeriSign, Inc.	5.25%	4/1/2025		15,945	18,147,403
Veritas US, Inc./Veritas Bermuda Ltd.†	7.50%	9/1/2025		23,039	23,672,572
Veritas US, Inc./Veritas Bermuda Ltd.†	10.50%	2/1/2024		20,022	20,435,755
Visa, Inc.	3.15%	12/14/2025		14,645	16,436,791
Total					525,109,026

Specialty Retail 2.01%
AutoNation, Inc.	4.75%	6/1/2030		10,463	12,598,487
B2W Digital Lux Sarl (Luxembourg)†(a)	4.375%	12/20/2030		19,301	20,000,661
Best Buy Co., Inc.	1.95%	10/1/2030		22,556	22,700,153
Best Buy Co., Inc.	4.45%	10/1/2028		15,806	18,915,366
Carvana Co.†	5.625%	10/1/2025		41,186	42,318,615
Carvana Co.†	5.875%	10/1/2028		18,425	19,154,446
eG Global Finance plc (United Kingdom)†(a)	8.50%	10/30/2025		22,482	23,864,643

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Specialty Retail (continued)
Gap, Inc. (The)†	8.625%	5/15/2025	$17,736	$19,807,033
Gap, Inc. (The)†	8.875%	5/15/2027	18,953	22,009,171
JD.com, Inc. (China)(a)	3.375%	1/14/2030	16,606	18,070,198
JD.com, Inc. (China)(a)	4.125%	1/14/2050	31,012	34,720,832
Meituan (China)†(a)	3.05%	10/28/2030	15,640	16,274,984
Murphy Oil USA, Inc.	4.75%	9/15/2029	14,991	15,981,380
NIKE, Inc.	2.40%	3/27/2025	20,735	22,354,989
Penske Automotive Group, Inc.	3.50%	9/1/2025	12,185	12,398,238
Penske Automotive Group, Inc.	5.50%	5/15/2026	5,413	5,632,903
Seven & i Holdings Co. Ltd. (Japan)†(a)	3.35%	9/17/2021	31,997	32,629,819
Tiffany & Co.	4.90%	10/1/2044	24,318	33,474,334
WW International, Inc.†	8.625%	12/1/2025	15,449	16,111,376
Total				409,017,628

Steel Producers/Products 0.17%
CSN Inova Ventures (Brazil)†(a)	6.75%	1/28/2028	20,418	22,133,112
CSN Resources SA (Brazil)†(a)	7.625%	4/17/2026	5,057	5,442,596
Reliance Steel & Aluminum Co.	2.15%	8/15/2030	6,768	6,964,421
Total				34,540,129

Support: Services 1.62%
Ahern Rentals, Inc.†	7.375%	5/15/2023	20,365	14,930,091
Brink’s Co. (The)†	4.625%	10/15/2027	27,395	28,679,141
Cleveland Clinic Foundation (The)	4.858%	1/1/2114	8,223	11,607,685
Georgetown University (The)	2.943%	4/1/2050	17,968	18,160,846
H&E Equipment Services, Inc.†	3.875%	12/15/2028	30,483	30,750,641
Hertz Corp. (The)†(j)	5.50%	10/15/2024	21,042	11,402,134
Hertz Corp. (The)†(j)	6.00%	1/15/2028	33,966	18,405,326
Hertz Corp. (The)(j)	6.25%	10/15/2022	6,056	3,285,380
Johns Hopkins University	2.813%	1/1/2060	10,114	10,704,571
Maxim Crane Works Holdings Capital LLC†	10.125%	8/1/2024	16,120	16,826,943
Metropolitan Museum of Art (The)	3.40%	7/1/2045	26,471	29,458,610
Presidio Holdings, Inc.†	4.875%	2/1/2027	16,307	17,326,187
Quanta Services, Inc.	2.90%	10/1/2030	15,040	16,129,726
Uber Technologies, Inc.†	6.25%	1/15/2028	13,570	14,774,337
Uber Technologies, Inc.†	7.50%	9/15/2027	14,427	15,887,734
Uber Technologies, Inc.†	8.00%	11/1/2026	20,289	22,127,691
United Rentals North America, Inc.	4.875%	1/15/2028	21,596	23,026,735
United Rentals North America, Inc.	5.875%	9/15/2026	6,713	7,114,538

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Support: Services (continued)
Verisk Analytics, Inc.	3.625%	5/15/2050	$15,070	$17,564,905
Total				328,163,221

Technology Hardware & Equipment 0.67%
Apple, Inc.	1.80%	9/11/2024	22,440	23,572,883
Apple, Inc.	3.00%	6/20/2027	26,927	30,169,239
CDW LLC/CDW Finance Corp.	4.125%	5/1/2025	7,171	7,515,602
CDW LLC/CDW Finance Corp.	5.50%	12/1/2024	15,000	16,797,975
Motorola Solutions, Inc.	4.60%	5/23/2029	17,963	21,524,933
Switch Ltd.†	3.75%	9/15/2028	1,531	1,556,836
Western Digital Corp.	4.75%	2/15/2026	32,314	35,747,362
Total				136,884,830

Telecommunications Equipment 0.10%
Xiaomi Best Time International Ltd. (Hong Kong)†(a)	3.375%	4/29/2030	19,734	21,070,428

Telecommunications: Satellite 0.27%
Connect Finco SARL/Connect US Finco LLC (Luxembourg)†(a)	6.75%	10/1/2026	29,167	31,458,651
Hughes Satellite Systems Corp.	5.25%	8/1/2026	21,000	23,253,510
Total				54,712,161

Telecommunications: Wireless 1.53%
American Tower Corp.	2.95%	1/15/2025	44,909	48,666,571
Crown Castle International Corp.	4.15%	7/1/2050	11,119	13,540,031
SBA Communications Corp.(k)	3.875%	2/15/2027	40,849	42,956,767
Sprint Capital Corp.	6.875%	11/15/2028	99,783	131,748,983
T-Mobile USA, Inc.†	3.875%	4/15/2030	16,027	18,579,460
T-Mobile USA, Inc.†	4.50%	4/15/2050	11,073	13,678,034
Vmed O2 UK Financing I plc (United Kingdom)†(a)	4.25%	1/31/2031	40,933	41,921,123
Total				311,090,969

Telecommunications: Wireline Integrated & Services 2.40%
Altice Financing SA (Luxembourg)†(a)	7.50%	5/15/2026	38,191	40,350,701
Altice France Holding SA (Luxembourg)†(a)	6.00%	2/15/2028	13,128	13,319,472
Altice France Holding SA (Luxembourg)†(a)	10.50%	5/15/2027	31,171	35,047,893
Altice France SA (France)†(a)	7.375%	5/1/2026	46,103	48,581,036
Altice France SA (France)†(a)	8.125%	2/1/2027	39,761	43,882,426
CyrusOne LP/CyrusOne Finance Corp.	2.90%	11/15/2024	9,245	9,887,389
DKT Finance ApS (Denmark)†(a)	9.375%	6/17/2023	19,351	20,075,463

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Telecommunications: Wireline Integrated & Services (continued)
Equinix, Inc.(e)	2.875%		2/1/2026	EUR	25,544	$31,765,974
Frontier Communications Corp.†	5.00%		5/1/2028		$26,116	27,274,898
Frontier Communications Corp.†	5.875%		10/15/2027		14,606	15,820,124
Frontier Communications Corp.†	6.75%		5/1/2029		27,815	29,814,203
Hellas Telecommunications Luxembourg II SCA (Luxembourg)†(a)(j)	6.054% (3 Mo. LIBOR + 5.75%	)#	1/15/2015		15,000	1,500	(c)
Motorola Solutions, Inc.	4.60%		2/23/2028		15,034	18,141,108
Verizon Communications, Inc.	2.625%		8/15/2026		54,987	60,268,358
VTR Comunicaciones SpA (Chile)†(a)	5.125%		1/15/2028		35,429	37,788,571
Windstream Escrow LLC/Windstream Escrow Finance Corp.†	7.75%		8/15/2028		19,090	19,259,424
Zayo Group Holdings, Inc.†	4.00%		3/1/2027		15,062	15,119,311
Zayo Group Holdings, Inc.†	6.125%		3/1/2028		20,615	21,835,820
Total						488,233,671

Theaters & Entertainment 0.21%
Live Nation Entertainment, Inc.†(k)	3.75%		1/15/2028		20,141	20,400,819
Pinnacle Bidco plc†(e)	5.50%		2/15/2025	EUR	18,919	22,904,964
Total						43,305,783

Tobacco 0.06%
BAT Capital Corp.	4.70%		4/2/2027		$10,362	12,196,241

Transportation: Infrastructure/Services 0.81%
Adani Ports & Special Economic Zone Ltd. (India)†(a)	4.375%		7/3/2029		26,773	29,092,577
Aeropuerto Internacional de Tocumen SA (Panama)†(a)	6.00%		11/18/2048		32,060	38,408,889
Autoridad del Canal de Panama (Panama)†(a)	4.95%		7/29/2035		8,750	11,084,456
CH Robinson Worldwide, Inc.	4.20%		4/15/2028		20,351	24,096,374
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)†(a)	5.375%		11/15/2024		30,508	32,524,823
XPO Logistics, Inc.†	6.25%		5/1/2025		26,723	28,807,795
Total						164,014,914

Trucking & Delivery 0.16%
FedEx Corp. 2020-1 Class AA Pass Through Trust	1.875%		2/20/2034		31,596	32,688,015
Total High Yield Corporate Bonds (cost $12,837,644,404)						14,093,852,181

MUNICIPAL BONDS 2.94%

Air Transportation 0.17%
Miami Dade Cnty, FL	3.982%		10/1/2041		13,915	15,104,037
Miami-Dade Cnty, FL	4.28%		10/1/2041		18,040	19,883,507
Total						34,987,544

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Education 0.70%
California State University	3.899%	11/1/2047	$33,030	$40,511,625
Ohio Univ	5.59%	12/1/2114	11,104	15,853,958
Permanent University Fund - Texas A&M University System	3.66%	7/1/2047	46,015	50,901,793
Univ of California Bd of Regents	6.548%	5/15/2048	12,463	20,254,120
University of California Bond of Regents	3.006%	5/15/2050	12,835	13,648,226
Total				141,169,722

General Obligation 0.85%
California	7.55%	4/1/2039	15,015	26,395,319
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/2040	11,826	17,115,888
City of Portland	7.701%	6/1/2022	11,950	12,757,103
District of Columbia	5.591%	12/1/2034	14,130	19,113,086
Honolulu HI City & Cnty,	5.418%	12/1/2027	6,620	8,569,524
Los Angeles Unif Sch Dist, CA	5.75%	7/1/2034	12,497	17,647,014
Massachusetts	4.20%	12/1/2021	3,675	3,806,271
Pennsylvania	5.45%	2/15/2030	12,190	15,559,194
State of Illinois	5.10%	6/1/2033	36,860	39,697,114
The Bd of Governors of the Univ of North Carolina	3.847%	12/1/2034	9,595	12,039,422
Total				172,699,935

Government Guaranteed 0.03%
City & County of San Francisco CA	5.45%	6/15/2025	4,540	5,490,131

Lease Obligation 0.04%
Wisconsin	3.294%	5/1/2037	7,145	8,305,205

Miscellaneous 0.51%
County of Miami-Dade FL(k)	2.786%	10/1/2037	9,690	9,908,122
Dallas Convention Center Hotel Dev Corp., TX	7.088%	1/1/2042	17,795	24,847,870
New York City Indl Dev Agy†	11.00%	3/1/2029	19,878	27,267,845
Pasadena Public Fing Auth	7.148%	3/1/2043	26,795	42,177,206	(d)
Total				104,201,043

Multi-Line Insurance 0.03%
City & County Honolulu HI Wastewater System Revenue	1.623%	7/1/2031	6,635	6,728,355

Tax Revenue 0.25%
Massachusetts Sch Bldg Auth	5.715%	8/15/2039	20,055	29,106,423

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Tax Revenue (continued)
Memphis-Shelby County Industrial Development Board, TN	7.00%		7/1/2045	$22,085	$21,731,640
Total					50,838,063

Transportation 0.06%
Foothill-Eastern Transportation Corridor Agency	4.094%		1/15/2049	10,790	11,613,169

Transportation: Infrastructure/Services 0.20%
Chicago Transit Authority Sales Tax Receipts Fund	6.20%		12/1/2040	12,385	17,263,451
Port of Seattle, WA	3.571%		5/1/2032	7,305	7,896,632
Port of Seattle, WA	3.755%		5/1/2036	13,905	14,838,304
Total					39,998,387

Utilities 0.10%
San Antonio, TX	5.718%		2/1/2041	13,240	19,657,958
Total Municipal Bonds (cost $528,516,264)					595,689,512

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 3.38%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(l)	12/25/2059	7,621	7,703,011
Atrium Hotel Portfolio Trust 2018-ATRM A†	1.109% (1 Mo. LIBOR + .95%	)#	6/15/2035	35,420	34,775,912
BANK 2020-BN30 A4	1.925%		12/10/2053	66,200	68,573,204
BBCMS Mortgage Trust 2018-C2 C	4.97%	#(l)	12/15/2051	15,628	17,598,034
BBCMS Mortgage Trust 2019-BWAY A†	1.115% (1 Mo. LIBOR + .96%	)#	11/15/2034	25,000	24,447,813
Benchmark Mortgage Trust 2019-B12 WMA†	4.246%	#(l)	8/15/2052	35,544	34,048,664	(d)
Benchmark Mortgage Trust 2020-B22 A5	1.973%		1/15/2054	49,800	51,798,026
BHMS 2018-ATLS A†	1.409% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	13,489	13,163,649
BX Commercial Mortgage Trust 2020-VIV4 A†	2.843%		3/9/2044	9,445	9,779,581
CF Trust 2019-BOSS A1†	4.75% (1 Mo. LIBOR + 3.25%	)#	12/15/2021	18,200	16,851,436	(d)
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#(l)	4/15/2049	9,991	6,790,126
COMM Mortgage Trust 2014-UBS5 AM	4.193%	#(l)	9/10/2047	17,906	19,704,658
COMM Mortgage Trust 2020-SBX A†	1.67%		1/10/2038	7,500	7,769,870
COMM Mortgage Trust 2020-SBX C†	2.056%	#(l)	1/10/2038	5,900	6,124,911
COMM Mortgage Trust 2020-SBX D†	2.321%	#(l)	1/10/2038	8,000	8,269,308
Credit Suisse Mortgage Capital Certificates 2019-ICE4 D†	1.759% (1 Mo. LIBOR + 1.60%	)#	5/15/2036	14,076	13,970,571
Credit Suisse Mortgage Capital Certificates 2020-AFC1 A1†	2.24%	#(l)	2/25/2050	17,413	17,720,472

42	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(l)	1/25/2060	$10,600	$10,743,097
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	8,155	8,363,582
Great Wolf Trust 2019-WOLF A†	1.193% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	53,981	52,913,132
Great Wolf Trust 2019-WOLF D†	2.092% (1 Mo. LIBOR + 1.93%	)#	12/15/2036	9,445	8,827,325
GS Mortgage Securities Trust 2020-GSA2 A5	2.012%		12/12/2053	47,240	48,958,194
GS Mortgage Securities Trust 2020-GSA2 E	2.25%		12/12/2053	9,450	7,440,148
Hilton Orlando Trust 2018-ORL A†	0.929% (1 Mo. LIBOR + .77%	)#	12/15/2034	9,443	9,278,720
HPLY Trust 2019-HIT A†	1.159% (1 Mo. LIBOR + 1.00%	)#	11/15/2036	17,133	16,898,731
JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.871%	#(l)	3/15/2050	8,806	9,341,887
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	18,000	18,023,819
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(l)	1/26/2060	6,712	6,871,475
One New York Plaza Trust 2020-1NYP B†	1.659% (1 Mo. LIBOR + 1.50%	)#	1/15/2026	9,400	9,438,715
One New York Plaza Trust 2020-1NYP C†	2.359% (1 Mo. LIBOR + 2.20%	)#	1/15/2026	23,620	23,733,114
One New York Plaza Trust 2020-1NYP D†	2.909% (1 Mo. LIBOR + 2.75%	)#	1/15/2026	8,500	8,547,162
PFP Ltd. 2019-6 A†	1.203% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	25,000	24,735,891
PFP Ltd. 2019-6 C†	2.253% (1 Mo. LIBOR + 2.10%	)#	4/14/2037	27,054	26,150,075
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(l)	2/25/2024	5,044	5,151,263
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(l)	2/25/2050	10,196	10,433,240
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	11,947	12,184,679
Wells Fargo Commercial Mortgage Trust
2020-SDAL A†	1.169% (1 Mo. LIBOR + 1.01%	)#	2/15/2037	9,878	9,550,988
Total Non-Agency Commercial Mortgage-Backed Securities (cost $684,404,185)					686,674,483

See Notes to Financial Statements.	43

Schedule of Investments (continued)

December 31, 2020

Investments	Dividend Rate		Shares (000)	Fair Value
PREFERRED STOCKS 0.06%

Transportation: Infrastructure/Services
ACBL Holdings Corp. Series A	Zero Coupon		167	$4,594,095	(d)
ACBL Holdings Corp. Series B	Zero Coupon		205	7,074,880	(d)
Total Preferred Stocks (cost $9,303,175)				11,668,975

	Exercise Price	Expiration Date

WARRANT 0.00%

Personal & Household Products
Remington Outdoor Co., Inc. (cost $871,457)	$35.05	5/22/2022	165	–	(c)
Total Long-Term Investments (cost $18,118,150,511)				19,844,981,594

			Principal Amount (000)
SHORT-TERM INVESTMENTS 1.59%

REPURCHASE AGREEMENT 1.47%
Repurchase Agreement dated 12/31/2020, 0.00% due 1/4/2021 with Fixed Income Clearing Corp. collateralized by $303,034,600 of U.S. Treasury Note at 0.125% due 12/31/2022; value: $303,034,600; proceeds: $297,092,679 (cost $297,092,679)			$297,093	297,092,679

			Shares

Money Market Fund 0.11%
Fidelity Government Portfolio(m) (cost $22,180,862)			22,180,862	22,180,862

Time Deposit 0.01%
CitiBank N.A.(m) (cost $2,464,541)			2,464,541	2,464,541
Total Short-Term Investments (cost $321,738,082)				321,738,082
Total Investments in Securities 99.34% (cost $18,439,888,593)				20,166,719,676
Cash and Other Assets in Excess of Liabilities(n) 0.66%				134,413,423
Net Assets 100.00%				$20,301,133,099

44	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

AUD	Australian dollar.
EUR	Euro.
GBP	British pound.
JPY	Japanese yen.
ADR	American Depositary Receipt.
CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2020, the total value of Rule 144A securities was $8,589,332,161, which represents 42.31% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2020.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Security fair valued by the Pricing Committee.
(d)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(e)	Investment in non-U.S. dollar denominated securities.
(f)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2020.
(g)	Interest rate to be determined.
(h)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(i)	Security is perpetual in nature and has no stated maturity.
(j)	Defaulted (non-income producing security).
(k)	Securities purchased on a when-issued basis (See Note 2(l)).
(l)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(m)	Security was purchased with the cash collateral from loaned securities.
(n)	Cash and Other Assets in Excess Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swap contracts as follows:

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at December 31, 2020(1):

Referenced Index	Central Clearingparty	Fund Pays (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Depreciation(3)
Markit CDX. NA.IG.34(4)(5)	Credit Suisse	1.00%	6/20/2025	$319,440,000	$324,663,911	$(2,329,425)	$(2,894,486)
Markit CDX. NA.IG.35(4)(5)	Credit Suisse	1.00%	12/20/2025	872,100,000	893,467,566	(19,774,126)	(1,593,440)
Markit CDX. EM.34(4)(6)	Credit Suisse	1.00%	12/20/2025	115,675,000	112,898,705	3,639,405	(863,110)
Total						$(18,464,146)	$(5,351,036)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.

See Notes to Financial Statements.	45

Schedule of Investments (continued)

December 31, 2020

(2)	Upfront payments received by Central Clearingparty are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $5,351,036.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of investment grade securities.
(6)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging market securities.

Open Forward Foreign Currency Exchange Contracts at December 31, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Sell	State Street Bank and Trust	2/26/2021	40,285,000	$29,529,445	$31,072,525	$(1,543,080)
Euro	Sell	J.P. Morgan	3/4/2021	170,000,000	206,083,350	207,958,158	(1,874,808)
Euro	Sell	State Street Bank and Trust	3/4/2021	3,270,000	3,973,331	4,000,136	(26,805)
British pound	Sell	Bank of America	3/8/2021	1,281,000	1,745,647	1,752,465	(6,818)
British pound	Sell	Bank of America	3/8/2021	1,867,000	2,521,512	2,554,139	(32,627)
British pound	Sell	Bank of America	3/8/2021	1,505,000	2,028,385	2,058,907	(30,522)
British pound	Sell	Bank of America	3/8/2021	1,216,574	1,647,117	1,664,327	(17,210)
British pound	Sell	Toronto Dominion Bank	3/8/2021	17,528,000	23,568,061	23,979,079	(411,018)
British pound	Sell	Toronto Dominion Bank	3/8/2021	1,836,000	2,449,022	2,511,729	(62,707)
Japanese yen	Sell	Morgan Stanley	1/29/2021	77,822,000	743,421	753,911	(10,490)
Japanese yen	Sell	State Street Bank and Trust	1/29/2021	560,000,000	5,306,242	5,425,075	(118,833)
Japanese yen	Sell	State Street Bank and Trust	1/29/2021	670,000,000	6,422,776	6,490,714	(67,938)
Japanese yen	Sell	State Street Bank and Trust	1/29/2021	753,400,000	7,192,353	7,298,663	(106,310)
Japanese yen	Sell	State Street Bank and Trust	1/29/2021	78,500,000	750,520	760,479	(9,959)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(4,319,125)

Open Futures Contracts at December 31, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Ultra Treasury Note	March 2021	6,408	Short	$(1,003,420,133)	$(1,001,950,875)	$1,469,258
U.S. 2-Year Treasury Note	March 2021	25,760	Long	5,687,167,833	5,692,356,237	5,188,404
U.S. 5-Year Treasury Note	March 2021	16,566	Long	2,086,948,418	2,090,033,868	3,085,450
U.S. Long Bond	March 2021	1,574	Short	(274,177,792)	(272,597,125)	1,580,667
U.S. Ultra Treasury Bond	March 2021	4,094	Short	(878,100,014)	(874,324,875)	3,775,139
Total Unrealized Appreciation on Open Futures Contracts						$15,098,918

46	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2020

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Depreciation
Euro-Bobl	March 2021	49	Short	EUR	(6,615,406)	EUR	(6,623,820)	$(10,279)
U.S. 10-Year Treasury Note	March 2021	3,238	Short		$(446,787,918)		$(447,096,969)	(309,051)
Total Unrealized Depreciation on Open Futures Contracts								$(319,330)

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$624,674,356	$–	$624,674,356
Common Stocks
Auto Parts & Equipment	–	5,159,985	–	5,159,985
Media: Content	–	–	3,716,975	3,716,975
Miscellaneous	–	4,140,930	–	4,140,930
Personal & Household Products	–	20,496,429	12,560,985	33,057,414
Specialty Retail	22,277,838	3,317,207	–	25,595,045
Transportation:
Infrastructure/Services	–	–	897,940	897,940
Remaining Industries	2,112,233,404	–	–	2,112,233,404
Convertible Bond	–	54,892,161	–	54,892,161
Floating Rate Loans
Personal & Household Products	–	34,359,619	234,524	34,594,143
Remaining Industries	–	881,275,090	–	881,275,090
Foreign Government Obligations	–	676,859,000	–	676,859,000
High Yield Corporate Bonds	–	386,875,205	1,500	386,876,705
Automakers
Banking	–	973,346,261	2,250	973,348,511
Metals/Mining (Excluding Steel)	–	357,050,479	19	357,050,498
Telecommunications:
Wireline Integrated & Services	–	488,232,171	1,500	488,233,671
Remaining Industries	–	11,888,342,796	–	11,888,342,796
Municipal Bonds
Other Revenue	–	27,267,845	42,177,206	69,445,051
Remaining Industries	–	526,244,461	–	526,244,461
Non-Agency Commercial
Mortgage-Backed Securities	–	635,774,383	50,900,100	686,674,483
Preferred Stocks	–	–	11,668,975	11,668,975
Warrant	–	–	–	–
Short-Term Investments
Repurchase Agreement	–	297,092,679	–	297,092,679
Money Market Fund	22,180,862	–	–	22,180,862
Time Deposit	–	2,464,541	–	2,464,541
Total	$2,156,692,104	$17,887,865,598	$122,161,974	$20,166,719,676

See Notes to Financial Statements.	47

Schedule of Investments (concluded)

December 31, 2020

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(5,351,036)	–	(5,351,036)
Forward Foreign Currency Exchange Contracts
Assets	–	–	–	–
Liabilities	–	(4,319,125)	–	(4,319,125)
Futures Contracts
Assets	15,098,918	–	–	15,098,918
Liabilities	(319,330)	–	–	(319,330)
Total	$14,779,588	$(9,670,161)	$–	$5,109,427

(1)	Refer to Note 2(o) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset- Backed Securities	Common Stocks	Floating Rate Loans	High Yield Corporate Bonds	Municipal Bonds	Non-Agency Commercial Mortgage- Backed Securities	Preferred Stock	Warrants
Balance as of January 1, 2020	$10,441,539	$14,526,216	$104,178,425	$5,269	$–	$53,842,824	$–	$1,651
Accrued Discounts (Premiums)	–	–	78,798	–	(230,128)	17,578	–	–
Realized Gain (Loss)	(534,204)	(4,168,224)	(1,278,855)	–	–	–	(3,864,293)	–
Change in Unrealized Appreciation (Depreciation)	–	5,317,947	(1,456,827)	49,236	1,399,194	(2,960,302)	6,230,093	(1,651)
Purchases	–	1,364,869	5,487	–	–	–	9,303,175	–
Sales	(6,418,606)	–	(37,738,965)	(49,236)	–	–	–	–
Transfers into Level 3	–	135,092	–	–	41,008,140	–	–	–
Transfers out of Level 3	(3,488,729)	–	(63,553,539)	–	–	–	–	–
Balance as of December 31, 2020	$–	$17,175,900	$234,524	$5,269	$42,177,206	$50,900,100	$11,668,975	$–
Change in unrealized appreciation/depreciation for the year ended December 31, 2020, related to Level 3 investments held at December 31, 2020	$–	$1,183,069	$(619,387)	$49,236	$1,399,194	$(2,960,302)	$2,365,800	$(1,651)

48	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Investments in securities, at fair value including $23,546,853 of securities loaned (cost $18,439,888,593)	$20,166,719,676
Cash	41,603,410
Deposits with brokers for futures collateral	54,342,236
Deposits with brokers for forwards and swaps collateral	25,712,080
Receivables:
Interest and dividends	205,351,749
Capital shares sold	136,694,047
Investment securities sold	38,526,596
Securities lending income receivable	51,361
Prepaid expenses and other assets	401,827
Total assets	20,669,402,982
LIABILITIES:
Payables:
Investment securities purchased	225,755,559
Capital shares reacquired	36,259,997
Management fee	7,189,793
Variation margin on futures contracts	5,770,370
12b-1 distribution plan	3,042,680
Directors’ fees	1,939,763
Fund administration	674,512
Variation margin for centrally cleared credit default swap agreements	632,891
Unrealized depreciation on forward foreign currency exchange contracts	4,319,125
Payable for collateral due to broker for securities lending	24,645,403
Interest payable	70,080
Distributions payable	55,346,779
Accrued expenses and other liabilities	2,622,931
Total liabilities	368,269,883
Commitments and contingent liabilities
NET ASSETS	$20,301,133,099
COMPOSITION OF NET ASSETS:
Paid-in capital	$19,251,153,351
Total distributable earnings (loss)	1,049,979,748
Net Assets	$20,301,133,099

See Notes to Financial Statements.	49

Statement of Assets and Liabilities (concluded)

December 31, 2020

Net assets by class:
Class A Shares	$5,877,018,289
Class C Shares	$1,197,178,276
Class F Shares	$7,838,613,652
Class F3 Shares	$2,989,746,840
Class I Shares	$1,782,403,739
Class P Shares	$14,103,686
Class R2 Shares	$5,222,015
Class R3 Shares	$232,103,382
Class R4 Shares	$61,182,634
Class R5 Shares	$22,721,848
Class R6 Shares	$280,838,738
Outstanding shares by class:
Class A Shares (1.8 billion shares of common stock authorized, $.001 par value)	699,021,048
Class C Shares (600 million shares of common stock authorized, $.001 par value)	142,022,799
Class F Shares (2.25 billion shares of common stock authorized, $.001 par value)	933,715,001
Class F3 Shares (900 million shares of common stock authorized, $.001 par value)	357,248,192
Class I Shares (900 million shares of common stock authorized, $.001 par value)	213,165,534
Class P Shares (160 million shares of common stock authorized, $.001 par value)	1,639,802
Class R2 Shares (478 million shares of common stock authorized, $.001 par value)	621,044
Class R3 Shares (478 million shares of common stock authorized, $.001 par value)	27,652,289
Class R4 Shares (478 million shares of common stock authorized, $.001 par value)	7,274,860
Class R5 Shares (478 million shares of common stock authorized, $.001 par value)	2,714,173
Class R6 Shares (478 million shares of common stock authorized, $.001 par value)	33,563,100
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$8.41
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$8.60
Class C Shares-Net asset value	$8.43
Class F Shares-Net asset value	$8.40
Class F3 Shares-Net asset value	$8.37
Class I Shares-Net asset value	$8.36
Class P Shares-Net asset value	$8.60
Class R2 Shares-Net asset value	$8.41
Class R3 Shares-Net asset value	$8.39
Class R4 Shares-Net asset value	$8.41
Class R5 Shares-Net asset value	$8.37
Class R6 Shares-Net asset value	$8.37

50	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $35,997)	$7,031,854
Securities lending net income	129,211
Interest and other	763,120,794
Total investment income	770,281,859
Expenses:
Management fee	74,983,480
12b-1 distribution plan-Class A	10,487,560
12b-1 distribution plan-Class C	10,282,434
12b-1 distribution plan-Class F	6,455,217
12b-1 distribution plan-Class P	65,420
12b-1 distribution plan-Class R2	33,665
12b-1 distribution plan-Class R3	1,028,667
12b-1 distribution plan-Class R4	150,844
Shareholder servicing	12,458,515
Fund administration	6,973,348
Reports to shareholders	1,373,583
Registration	1,311,909
Directors’ fees	604,465
Professional	275,639
Custody	241,311
Other	338,411
Gross expenses	127,064,468
Expense reductions (See Note 10)	(107,874)
Fees waived and expenses reimbursed (See Note 3)	(241,311)
Net expenses	126,715,283
Net investment income	643,566,576
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(58,075,124)
Net realized gain (loss) on futures contracts	(193,114,415)
Net realized gain (loss) on forward foreign currency exchange contracts	(15,575,276)
Net realized gain (loss) on swap contracts	(51,155,476)
Net realized gain (loss) on foreign currency related transactions	6,415,649
Net change in unrealized appreciation/depreciation on investments	1,106,461,068
Net change in unrealized appreciation/depreciation on futures contracts	(45,911,301)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(8,337,845)
Net change in unrealized appreciation/depreciation on swap contracts	(20,291,034)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	65,760
Net change in unrealized appreciation/depreciation on unfunded commitments	15,712
Net realized and unrealized gain (loss)	720,497,718
Net Increase in Net Assets Resulting From Operations	$1,364,064,294

See Notes to Financial Statements.	51

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income	$643,566,576	$555,633,659
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	(311,504,642)	(147,604,828)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	1,032,002,360	1,302,142,172
Net increase in net assets resulting from operations	1,364,064,294	1,710,171,003
Distributions to shareholders:
Class A	(205,376,467)	(194,859,155)
Class C	(40,107,893)	(45,095,077)
Class F	(257,451,494)	(195,649,540)
Class F3	(103,182,409)	(81,839,796)
Class I	(62,022,180)	(48,283,037)
Class P	(536,264)	(685,754)
Class R2	(199,665)	(250,541)
Class R3	(7,457,428)	(6,586,870)
Class R4	(2,344,872)	(1,241,702)
Class R5	(858,625)	(1,390,615)
Class R6	(9,237,267)	(6,028,037)
Total distributions to shareholders	(688,774,564)	(581,910,124)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	8,046,302,557	5,924,604,430
Reinvestment of distributions	610,268,377	514,580,185
Cost of shares reacquired	(5,516,859,033)	(3,260,013,600)
Net increase in net assets resulting from capital share transactions	3,139,711,901	3,179,171,015
Net increase in net assets	3,815,001,631	4,307,431,894
NET ASSETS:
Beginning of year	$16,486,131,468	$12,178,699,574
End of year	$20,301,133,099	$16,486,131,468

52	See Notes to Financial Statements.

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Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions

Class A
12/31/2020	$8.13	$0.29	$0.30	$0.59	$(0.31)	$–	$(0.31)
12/31/2019	7.47	0.31	0.68	0.99	(0.33)	–	(0.33)
12/31/2018	8.25	0.33	(0.63)	(0.30)	(0.36)	(0.12)	(0.48)
12/31/2017	7.93	0.33	0.39	0.72	(0.35)	(0.05)	(0.40)
12/31/2016	7.40	0.35	0.54	0.89	(0.36)	–	(0.36)
Class C
12/31/2020	8.16	0.24	0.29	0.53	(0.26)	–	(0.26)
12/31/2019	7.49	0.26	0.69	0.95	(0.28)	–	(0.28)
12/31/2018	8.27	0.28	(0.63)	(0.35)	(0.31)	(0.12)	(0.43)
12/31/2017	7.95	0.28	0.39	0.67	(0.30)	(0.05)	(0.35)
12/31/2016	7.42	0.30	0.55	0.85	(0.32)	–	(0.32)
Class F
12/31/2020	8.12	0.29	0.31	0.60	(0.32)	–	(0.32)
12/31/2019	7.46	0.32	0.67	0.99	(0.33)	–	(0.33)
12/31/2018	8.24	0.34	(0.64)	(0.30)	(0.36)	(0.12)	(0.48)
12/31/2017	7.92	0.34	0.39	0.73	(0.36)	(0.05)	(0.41)
12/31/2016	7.39	0.36	0.54	0.90	(0.37)	–	(0.37)
Class F3
12/31/2020	8.10	0.31	0.29	0.60	(0.33)	–	(0.33)
12/31/2019	7.43	0.33	0.69	1.02	(0.35)	–	(0.35)
12/31/2018	8.21	0.35	(0.63)	(0.28)	(0.38)	(0.12)	(0.50)
4/4/2017 to 12/31/2017(c)	8.01	0.25	0.27	0.52	(0.27)	(0.05)	(0.32)
Class I
12/31/2020	8.09	0.30	0.29	0.59	(0.32)	–	(0.32)
12/31/2019	7.43	0.32	0.68	1.00	(0.34)	–	(0.34)
12/31/2018	8.21	0.34	(0.63)	(0.29)	(0.37)	(0.12)	(0.49)
12/31/2017	7.89	0.35	0.38	0.73	(0.36)	(0.05)	(0.41)
12/31/2016	7.36	0.36	0.55	0.91	(0.38)	–	(0.38)
Class P
12/31/2020	8.32	0.28	0.30	0.58	(0.30)	–	(0.30)
12/31/2019	7.64	0.30	0.69	0.99	(0.31)	–	(0.31)
12/31/2018	8.44	0.31	(0.64)	(0.33)	(0.35)	(0.12)	(0.47)
12/31/2017	8.11	0.34	0.39	0.73	(0.35)	(0.05)	(0.40)
12/31/2016	7.57	0.35	0.56	0.91	(0.37)	–	(0.37)

54	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$8.41	7.60	0.78		0.78		3.65		$5,877,018	109
8.13	13.37	0.79		0.79		3.90		5,246,570	217
7.47	(3.79)	0.79		0.79		4.11		4,252,132	147
8.25	9.21	0.81		0.81		4.10		4,491,809	113
7.93	12.35	0.81		0.81		4.57		4,263,801	119

8.43	6.77	1.42		1.42		3.02		1,197,178	109
8.16	12.77	1.42		1.42		3.28		1,328,321	217
7.49	(4.38)	1.43		1.43		3.46		1,296,749	147
8.27	8.52	1.43		1.43		3.49		1,872,830	113
7.95	11.63	1.44		1.44		3.95		1,892,905	119

8.40	7.57	0.68		0.68		3.73		7,838,614	109
8.12	13.64	0.69		0.69		3.97		5,743,483	217
7.46	(3.83)	0.69		0.69		4.20		3,827,057	147
8.24	9.32	0.71		0.71		4.16		3,793,021	113
7.92	12.46	0.71		0.71		4.65		2,607,811	119

8.37	7.77	0.50		0.50		3.91		2,989,747	109
8.10	13.86	0.52		0.52		4.14		2,290,420	217
7.43	(3.57)	0.52		0.52		4.37		1,533,935	147
8.21	6.55 (d)	0.53	(e)	0.53	(e)	4.06	(e)	1,093,748	113

8.36	7.69	0.58		0.58		3.84		1,782,404	109
8.09	13.80	0.59		0.59		4.07		1,401,118	217
7.43	(3.77)	0.59		0.59		4.30		927,024	147
8.21	9.44	0.61		0.61		4.25		1,039,534	113
7.89	12.62	0.61		0.61		4.77		450,661	119

8.60	7.25	1.03		1.03		3.42		14,104	109
8.32	13.16	1.04		1.04		3.67		16,727	217
7.64	(4.00)	0.95		0.95		3.94		17,453	147
8.44	9.18	0.86		0.86		4.07		32,370	113
8.11	12.27	0.87		0.87		4.53		36,825	119

See Notes to Financial Statements.	55

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions

Class R2
12/31/2020	$8.13	$0.26	$0.30	$0.56	$(0.28)	$–	$(0.28)
12/31/2019	7.47	0.28	0.67	0.95	(0.29)	–	(0.29)
12/31/2018	8.25	0.30	(0.64)	(0.34)	(0.32)	(0.12)	(0.44)
12/31/2017	7.93	0.30	0.39	0.69	(0.32)	(0.05)	(0.37)
12/31/2016	7.40	0.31	0.55	0.86	(0.33)	–	(0.33)
Class R3
12/31/2020	8.12	0.27	0.29	0.56	(0.29)	–	(0.29)
12/31/2019	7.46	0.29	0.67	0.96	(0.30)	–	(0.30)
12/31/2018	8.24	0.30	(0.63)	(0.33)	(0.33)	(0.12)	(0.45)
12/31/2017	7.92	0.31	0.38	0.69	(0.32)	(0.05)	(0.37)
12/31/2016	7.39	0.32	0.55	0.87	(0.34)	–	(0.34)
Class R4
12/31/2020	8.14	0.29	0.29	0.58	(0.31)	–	(0.31)
12/31/2019	7.47	0.30	0.69	0.99	(0.32)	–	(0.32)
12/31/2018	8.25	0.33	(0.64)	(0.31)	(0.35)	(0.12)	(0.47)
12/31/2017	7.93	0.33	0.38	0.71	(0.34)	(0.05)	(0.39)
12/31/2016	7.40	0.34	0.55	0.89	(0.36)	–	(0.36)
Class R5
12/31/2020	8.10	0.30	0.29	0.59	(0.32)	–	(0.32)
12/31/2019	7.43	0.33	0.68	1.01	(0.34)	–	(0.34)
12/31/2018	8.21	0.34	(0.63)	(0.29)	(0.37)	(0.12)	(0.49)
12/31/2017	7.86	0.35	0.41	0.76	(0.36)	(0.05)	(0.41)
12/31/2016	7.36	0.21	0.67	0.88	(0.38)	–	(0.38)
Class R6
12/31/2020	8.09	0.31	0.30	0.61	(0.33)	–	(0.33)
12/31/2019	7.43	0.33	0.68	1.01	(0.35)	–	(0.35)
12/31/2018	8.21	0.35	(0.63)	(0.28)	(0.38)	(0.12)	(0.50)
12/31/2017	7.89	0.35	0.39	0.74	(0.37)	(0.05)	(0.42)
12/31/2016	7.37	0.37	0.53	0.90	(0.38)	–	(0.38)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

56	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$8.41	7.17	1.18	1.18	3.28	$5,222	109
8.13	12.93	1.19	1.19	3.52	6,688	217
7.47	(4.17)	1.19	1.19	3.71	6,460	147
8.25	8.78	1.21	1.21	3.68	9,066	113
7.93	11.91	1.21	1.21	4.05	5,324	119

8.39	7.16	1.08	1.08	3.36	232,103	109
8.12	13.20	1.09	1.09	3.60	201,289	217
7.46	(4.21)	1.09	1.09	3.81	152,743	147
8.24	8.90	1.10	1.10	3.80	151,842	113
7.92	12.03	1.11	1.11	4.19	128,317	119

8.41	7.41	0.83	0.83	3.61	61,183	109
8.14	13.46	0.84	0.84	3.80	48,229	217
7.47	(3.83)	0.84	0.84	4.09	18,847	147
8.25	9.16	0.86	0.86	3.98	8,420	113
7.93	12.29	0.86	0.86	4.40	2,072	119

8.37	7.70	0.58	0.58	3.85	22,722	109
8.10	13.79	0.59	0.59	4.13	16,505	217
7.43	(3.63)	0.59	0.59	4.32	30,204	147
8.21	9.46	0.61	0.61	4.29	27,302	113
7.86	12.62	0.61	0.61	2.70	386	119

8.37	7.91	0.50	0.50	3.92	280,839	109
8.09	13.73	0.52	0.52	4.16	186,784	217
7.43	(3.56)	0.52	0.52	4.39	116,094	147
8.21	9.54	0.52	0.52	4.31	69,028	113
7.89	12.56	0.53	0.53	4.83	15,346	119

See Notes to Financial Statements.	57

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1970 and incorporated under Maryland law on January 23, 1976.

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has eleven active classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class C shares redeemed before the first anniversary of purchase. Effective June 30, 2020, Class C shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years. The first conversion of Class C to A Shares under this new policy took place on July 25, 2020 for all Class C shares that were held for more than eight years as of June 30, 2020. Prior to June 30, 2020, Class C shares converted following the tenth anniversary of the month on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange

Notes to Financial Statements (continued)

traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statement of Operations. Withholding taxes on foreign dividends and interest have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2017 through December 31, 2020. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Notes to Financial Statements (continued)

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

Notes to Financial Statements (continued)

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical

Notes to Financial Statements (continued)

securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(k)	Total Return Swaps–The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

(l)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(m)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(n)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans

Notes to Financial Statements (continued)

pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments, if any, on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2020, the Fund had no unfunded loan commitments.

(o)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;
•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $500 million	.50%
Next $9.5 billion	.45%
Over $10 billion	.40%

For the fiscal year ended December 31, 2020, the effective management fee was at an annualized rate of .43% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $241,311 of fund administration fees during the fiscal year ended December 31, 2020.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C(1)	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.15%	.25%	–	.25%	.25%	.25%	.25%
Distribution	.05%	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Rule 12b-1 fee the Fund pays on Class C shares is a blended rate based on 1.00% of the Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of the Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of the Fund will bear Rule 12b-1 fees at the same rate.
(2)	The Class F share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2020:

Distributor Commissions	Dealers’ Concessions
$671,675	$4,212,027

Distributor received CDSCs of $181,989 and $225,298 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2020.

Notes to Financial Statements (continued)

One Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2020 and 2019 were as follows:

	Year Ended 12/31/2020	Year Ended 12/31/2019
Distributions paid from:
Ordinary income	$688,774,564	$581,910,124
Total distributions paid	$688,774,564	$581,910,124

As of December 31, 2020, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforwards*	$(614,891,307)
Temporary differences	(7,944,459)
Unrealized gains – net	1,672,815,514
Total accumulated gains - net	$1,049,979,748

*	The capital losses will carry forward indefinitely.

As of December 31, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$18,499,108,487
Gross unrealized gain	1,873,371,516
Gross unrealized loss	(200,650,900)
Net unrealized security gain	$1,672,720,616

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, other financial instruments, amortization of premium and wash sales.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2020 were as follows:

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government
Purchases*	Purchases	Sales*	Sales
$3,656,760,879	$16,234,646,821	$6,288,767,872	$12,422,745,356

*	Included U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2020, the Fund engaged in cross-trades purchases of $89,581,002 and sales of $261,440,961 which resulted in net realized gains of $11,544,409.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2020 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

The Fund entered into futures contracts for the fiscal year ended December 31, 2020 (as described in note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into credit default swaps for the fiscal year ended December 31, 2020 (as described in note 2(i)) to economically hedge credit risk. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Fund since these credit default swaps are traded

Notes to Financial Statements (continued)

through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

As of December 31, 2020, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Futures Contracts(1)	$15,098,918	–	–
Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(2)	–	–	$5,351,036
Forward Foreign Currency Exchange Contracts(3)	–	$4,319,125	–
Futures Contracts(1)	$319,330	–	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(3)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments for the year ended December 31, 2020, were as follows:

	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(1)	–	–	$(51,155,476)
Forward Foreign Currency Exchange Contracts(2)	–	$(15,575,276)	–
Futures Contracts(3)	$(193,114,415)	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(4)	–	–	$(20,291,034)
Forward Foreign Currency Exchange Contracts(5)	–	$(8,337,845)	–
Futures Contracts(6)	$(45,911,301)	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(7)	–	–	1,378,855,280
Forward Foreign Currency Exchange Contracts(8)	–	$317,360,684	–
Futures Contracts(7)	44,097	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2020.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statement of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statement of Operations location: Net realized gain (loss) on futures contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(6)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Amount represents number of contracts.
(8)	Amount represents notional amounts in U.S. dollars.

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$297,092,679	$ –	$297,092,679
Total	$297,092,679	$ –	$297,092,679

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$297,092,679	$ –	$ –	$(297,092,679)	$ –
Total	$297,092,679	$ –	$ –	$(297,092,679)	$ –

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$4,319,125	$ –	$4,319,125
Total	$4,319,125	$ –	$4,319,125

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$ 87,177	$ –	$ –	$ –	$ 87,177
J.P. Morgan	1,874,808	–	(1,874,808)	–	–
Morgan Stanley	10,490	–	(10,000)	–	490
State Street Bank and Trust	1,872,925	–	(1,760,000)	–	112,925
Toronto Dominion Bank	473,725	–	(360,000)	–	113,725
Total	$4,319,125	$ –	$(4,004,808)	$ –	$314,317

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2020.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2020.

Notes to Financial Statements (continued)

8.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Bond Debenture Fund had the following transactions with affiliated issuers during the fiscal year ended December 31, 2020:

Affiliated Issuer	Balance of Shares Held at 12/31/2019	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/2020	Fair Value at 12/31/2020	Net Realized Gain 1/1/2020 to 12/31/2020(a)	Dividend Income 1/1/2020 to 12/31/2020	Change in Appreciation (Depreciation 1/1/2020 to 12/31/2020)
Shake Shack, Inc.(b)	1,081,328	1,326,389	(1,224,128)	1,183,589	$100,344,675	$(682,465)	$–	$43,482,832

(a)	Represents realized gains (losses) only when the issuer was an affiliate of the Fund. (b) Not an affiliated issuer as of December 31, 2020.

9.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

10.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

11.	LINE OF CREDIT

For the period ended August 5, 2020, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended December 31, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Notes to Financial Statements (continued)

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2020, the Fund did not utilize the Facilities.

12.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Fund to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2020, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

13.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

14.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Fund’s agent; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2020, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of Securities Loaned	Collateral Received(1)
$23,546,853	$24,645,403

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

Notes to Financial Statements (continued)

15.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR-based instruments in which the Fund invest cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior and/or subsequent to the end of 2021.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-

Notes to Financial Statements (continued)

related security. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities markets in general, the changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments.

Notes to Financial Statements (continued)

Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors can affect the Fund’s performance.

16.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	157,828,188	$1,247,429,407	133,918,244	$1,069,217,883
Converted from Class C*	27,104,298	215,045,790	26,275,240	209,115,573
Reinvestment of distributions	23,977,523	188,807,761	22,444,062	179,194,884
Shares reacquired	(154,975,281)	(1,201,109,809)	(106,980,010)	(849,818,557)
Increase	53,934,728	$450,173,149	75,657,536	$607,709,783
Class C Shares
Shares sold	37,621,637	$299,231,798	43,768,575	$350,928,819
Reinvestment of distributions	4,567,428	35,936,774	5,027,837	40,211,441
Shares reacquired	(36,038,524)	(280,575,914)	(32,888,087)	(261,619,288)
Converted to Class A*	(27,009,701)	(215,045,790)	(26,206,544)	(209,115,573)
Decrease	(20,859,160)	$(160,453,132)	(10,298,219)	$(79,594,601)
Class F Shares
Shares sold	552,538,189	$4,318,157,677	346,791,388	$2,762,309,640
Reinvestment of distributions	26,035,953	205,019,920	19,369,737	154,501,880
Shares reacquired	(352,095,601)	(2,712,535,592)	(172,184,295)	(1,365,130,514)
Increase	226,478,541	$1,810,642,005	193,976,830	$1,551,681,006
Class F3 Shares
Shares sold	126,591,883	$999,521,576	106,494,546	$845,843,853
Reinvestment of distributions	13,162,579	103,289,531	10,303,012	81,952,647
Shares reacquired	(65,428,154)	(502,039,709)	(40,243,536)	(318,286,371)
Increase	74,326,308	$600,771,398	76,554,022	$609,510,129

Notes to Financial Statements (concluded)

	Year Ended December 31, 2020		Year Ended December 31, 2019
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	118,039,562	$916,994,059	85,849,333	$681,803,971
Reinvestment of distributions	7,546,014	59,201,144	5,557,418	44,150,983
Shares reacquired	(85,647,931)	(656,056,441)	(43,011,770)	(338,928,271)
Increase	39,937,645	$320,138,762	48,394,981	$387,026,683
Class P Shares
Shares sold	196,791	$1,597,987	237,182	$1,913,910
Reinvestment of distributions	66,369	533,363	83,645	682,350
Shares reacquired	(633,738)	(5,060,755)	(595,234)	(4,849,340)
Decrease	(370,578)	$(2,929,405)	(274,407)	$(2,253,080)
Class R2 Shares
Shares sold	275,486	$2,139,183	279,426	$2,219,423
Reinvestment of distributions	19,221	151,092	19,950	159,371
Shares reacquired	(495,836)	(3,930,282)	(342,140)	(2,715,689)
Decrease	(201,129)	$(1,640,007)	(42,764)	$(336,895)
Class R3 Shares
Shares sold	6,611,968	$52,550,660	6,315,210	$50,436,576
Reinvestment of distributions	948,942	7,452,905	826,117	6,583,665
Shares reacquired	(4,698,977)	(36,107,907)	(2,839,181)	(22,473,168)
Increase	2,861,933	$23,895,658	4,302,146	$34,547,073
Class R4 Shares
Shares sold	5,324,778	$42,217,803	4,187,331	$33,496,348
Reinvestment of distributions	197,209	1,551,816	118,504	949,841
Shares reacquired	(4,174,784)	(33,204,398)	(901,293)	(7,212,781)
Increase	1,347,203	$10,565,221	3,404,542	$27,233,408
Class R5 Shares
Shares sold	1,533,274	$12,080,926	1,391,831	$11,010,329
Reinvestment of distributions	106,943	838,962	173,880	1,380,566
Shares reacquired	(964,294)	(7,618,343)	(3,589,909)	(28,601,514)
Increase (decrease)	675,923	$5,301,545	(2,024,198)	$(16,210,619)
Class R6 Shares
Shares sold	19,643,874	$154,381,481	14,483,680	$115,423,678
Reinvestment of distributions	953,284	7,485,109	605,469	4,812,557
Shares reacquired	(10,110,583)	(78,619,883)	(7,633,285)	(60,378,107)
Increase	10,486,575	$83,246,707	7,455,864	$59,858,128

*	Effective June 30, 2020, automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Prior to June 30, 2020, conversion occurred following the tenth anniversary of the day on which the purchase was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Bond-Debenture Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 26, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Fund or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2020. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the five-, and ten-year periods, equal to the median of the performance peer group for the three-year period, and below the median of the performance peer

Approval of Advisory Contract (continued)

group for the one-year period. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoints in the level of the management fee. The Board concluded that no action was required with respect to economies of scale.

Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

1% of the ordinary income distributions paid by the Fund during the year ended December 31, 2020 is qualified dividend income. For corporate shareholders, 1% of the Fund’s ordinary income distributions qualified for the dividend received deduction.

For foreign shareholders, 100% of the net investment income distributions paid by the Fund during the year ended December 31, 2020 represents interest-related dividends.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Bond-Debenture Fund, Inc.	LABD-2 (2/21)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2020 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2020 and 2019 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2020	2019
Audit Fees {a}	$73,000	$79,100
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	73,000	79,100

Tax Fees {b}	7,597	7,556
All Other Fees	- 0 -	- 0 -

Total Fees	$80,597	$86,656

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2020 and 2019 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2020 and 2019 were:

	Fiscal year ended:
	2020	2019
All Other Fees {a}	$214,142	$215,383

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2020 and 2019 were:

	Fiscal year ended:
	2020	2019
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not Applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT BOND-DEBENTURE FUND, INC.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 26, 2021

By:	/s/Vito A. Fronda
Vito A. Fronda
Chief Financial Officer and Treasurer

Date: February 26, 2021